EXHIBIT 21

Subsidiary Name	Jurisdiction of Organization
0722548 B.C. Ltd.	British Columbia
1 Sutphin Drive Associates, LLC	West Virginia
10 Devon Drive Acton LLC	Delaware
100 Knoedler Road, LLC	Delaware
1000 Aston Gardens Drive, LLC	Delaware
101 Bickford Extension Avon LLC	Delaware
101 Membership Company of Maryland, Inc.	Maryland
101 Membership Company of West Virginia, Inc.	West Virginia
101 Membership Holding Company I of Pennsylvania, Inc.	Pennsylvania
101052983 Saskatchewan Ltd.	Saskatchewan
1011 E. Pecan Grove Road, LLC	Delaware
10225 Cypresswood Drive, LLC	Delaware
10475 Wilshire Boulevard Borrower, LLC	Delaware
10475 Wilshire Boulevard, LLC	Delaware
10600 East 13th Street North, LLC	Delaware
111 Lazelle Road East, LLC	Delaware
111 South Shore Drive East Haven LLC	Delaware
1110 E. Westview Court, LLC	Delaware
1111 W. College Parkway, LLC	Delaware
1118 N. Stoneman Avenue, LLC	Delaware
11320 North Council Road, LLC	Delaware
1133 Black Rock Road, LLC	Delaware
1160 Elm Street Rocky Hill LLC	Delaware
1160 Main Street Leominster LLC	Delaware
1185 Davidson Road, LLC	Delaware
1205 North Church Street, LLC	Delaware
1221 Seventh Street, LLC	Delaware
1231356 Ontario Limited	Ontario
12429 Scofield Farms Drive, LLC	Delaware
1250 West Pioneer Parkway, LLC	Delaware
126 Smith Street Waltham LLC	Delaware
12951 W. Linebaugh Avenue, LLC	Delaware
130 Buena Vista Street, LLC	Delaware
1301489 Ontario Limited	Ontario
13075 Evening Creek Drive South, LLC	Delaware
1311 Aston Gardens Court, LLC	Delaware
1312417 Ontario Limited	Ontario
132 Warwick Road, LLC	Delaware
13200 South May Avenue, LLC	Delaware
1329 Brown Street, LLC	Delaware
1340 N. Washington Boulevard, LLC	Delaware
1405 Limekiln Pike, LLC	Delaware
1425 Yorkland Road LLC	Delaware
143 West Franklin Avenue, LLC	Delaware
1460 Johnson Ferry Road, LLC	Delaware
14707 Northville Road, LLC	Delaware
15 Edison Road, LLC	Delaware
1500 Borden Road, LLC	Delaware
1528670 Ontario Limited	Ontario
153 Cardinal Drive Agawam LLC	Delaware
1530 Needmore Holdings, LLC	Delaware
15401 North Pennsylvania Avenue, LLC	Delaware
155 Raymond Road, LLC	Delaware
1565 Virginia Ranch Road, LLC	Delaware
157 South Street Plymouth LLC	Delaware
1574 Creekside Drive Folsom, LLC	California
1600 Center Road, LLC	Delaware
1710 S.W. Health Parkway, LLC	Delaware
1730 10 Avenue Property Inc.	British Columbia
1785 Freshley Avenue, LLC	Delaware
180 Scott Road Waterbury LLC	Delaware
1818 Martin Drive, LLC	Delaware
1850 Crown Park Court, LLC	Delaware
1920 Cleveland Road West, LLC	Delaware
1931 Southwest Arvonia Place, LLC	Delaware
1936 Brookdale Road, LLC	Delaware
199 Chelmsford Street Chelmsford LLC	Delaware
2 Technology Drive North Chelmsford LLC	Delaware
20 Academy Lane LLC	Delaware
20 Charnstaffe Lane Billerica LLC	Delaware
2003 Falls Boulevard Quincy LLC	Delaware
2005 Route 22 West, LLC	Delaware
2021 Highway 35, LLC	Delaware
2035244 Ontario Inc.	Ontario
2050 North Webb Road, LLC	Delaware
209 Merriman Road, L.L.C.	Delaware
21 Bradley Road Woodbridge LLC	Delaware
2101 New Hope Street, LLC	Delaware
2118 Greenspring, LLC	Delaware
2151 Green Oaks Road, LLC	Delaware
22 Richardson Road Centerville LLC	Delaware
220 North Clark Drive, LLC	Delaware
222 East Beech Street - Jefferson, L.L.C.	Delaware
2281 Country Club Drive, LLC	Delaware
22955 Eastex Freeway, LLC	Delaware
2300 Washington Street Newton LLC	Delaware
231 Courtyard Boulevard, LLC	Delaware
2325 Rockwell Drive, LLC	Delaware
2340829 Ontario Inc.	Ontario
2340830 Ontario Inc.	Ontario
2387 Boston Road Wilbraham LLC	Delaware
240 E. Third Street, LLC	Delaware
2419 North Euclid Avenue Upland, LLC	California
242 Main Street Salem LLC	Delaware
246A Federal Road Brookfield LLC	Delaware
25 Cobb Street Mansfield LLC	Delaware
254 Amesbury Road Haverhill LLC	Delaware
2695 Valleyview Boulevard, LLC	Delaware
27 Forest Falls Drive Yarmouth LLC	Delaware
27 Woodvale Road, LLC	Delaware
2750 Reservoir Avenue Trumbull LLC	Delaware
280 Newtonville Avenue Newton LLC	Delaware
2800 60th Avenue West, LLC	Delaware
2860 Country Drive, LLC	Delaware
2929 West Holcombe Boulevard, LLC	Delaware
300 Pleasant Street Concord LLC	Delaware
300 St. Albans Drive, LLC	Delaware
303 Valley Road Middletown LLC	Delaware
311 E. Hawkins Parkway, LLC	Delaware
311 Main Street Shrewsbury LLC	Delaware
311 Route 73, LLC	Delaware
3117 E. Chaser Lane, LLC	Delaware
3213 45th Street Court NW, LLC	Washington
3220 Peterson Road, LLC	Delaware
3300 57 Avenue Property Inc.	British Columbia
331 Holt Lane Associates, LLC	West Virginia
340 May Street Worcester LLC	Delaware
35 Fenton Street, LLC	Delaware
35 Hamden Hills Drive Hamden LLC	Delaware
350 Locust Drive, LLC	Delaware
3535 Manchester Avenue Borrower, LLC	Delaware
3535 Manchester Avenue, LLC	Delaware
3535 N. Hall Street, LLC	Delaware
36101 Seaside Boulevard, LLC	Delaware
3650 Southeast 18th Avenue, LLC	Delaware
369 East Mount Pleasant Avenue, LLC	Delaware
3902 47 Street Property Inc.	British Columbia
4 Forge Hill Road Franklin LLC	Delaware
4004 40 Street Property Inc.	British Columbia
402 South Colonial Drive, LLC	Delaware
405 Bedford LLC	Delaware
41 Springfield Avenue, LLC	Delaware
415 Bedford LLC	Delaware
415 Sierra College Drive, LLC	Delaware
416 Bedford LLC	Delaware
417 Main Street Niantic LLC	Delaware
4206 Stammer Place, LLC	Delaware
422 23rd Street Associates, LLC	West Virginia
430 Centre Street Newton LLC	Delaware
430 North Union Road, LLC	Delaware
4310 Bee Cave Road, LLC	Delaware
4315 Johns Creek Parkway, LLC	Delaware
432 Buckland Road South Windsor LLC	Delaware
435 Bedford LLC	Delaware
438 23rd Street Associates, LLC	West Virginia
4400 West 115th Street, LLC	Delaware
4402 South 129th Avenue West, LLC	Delaware
4500 Dorr Street Holdings, LLC	Delaware
4775 Village Drive, LLC	Delaware
4800 Aston Gardens Way, LLC	Delaware
4855 Snyder Lane, LLC	Delaware
5 Corporate Drive Bedford LLC	Delaware
5 Rolling Meadows Associates, LLC	West Virginia
50 Sutherland Road Brighton LLC	Delaware
50 Town Court, LLC	Delaware
500 Seven Fields Boulevard, LLC	Delaware
504 North River Road, LLC	Delaware
505 North Maize Road, LLC	Delaware
511 Kensington Avenue Meriden LLC	Delaware
515 Jack Martin Boulevard, LLC	Delaware
5165 Summit Ridge Court, LLC	Delaware
5166 Spanson Drive SE, LLC	Delaware
5301 Creedmoor Road, LLC	Delaware
5430 37A Avenue Property Inc.	British Columbia
5455 Glenridge Drive, NE, LLC	Delaware
5521 Village Creek Drive, LLC	Delaware
5550 Old Jacksonville Highway, LLC	Delaware
557140 B.C. Ltd.	British Columbia
5600 Sunrise Crescent Property Inc.	British Columbia
5700 Karl Road, LLC	Delaware
5902 North Street, LLC	Delaware
5999 N. University Drive, LLC	Delaware
616 Lilly Road NE, LLC	Washington
640 Danbury Road Ridgefield LLC	Delaware
645 Saybrook Road Middletown LLC	Delaware
655 Mansell Road, LLC	Delaware
660 7 Street Property Inc.	British Columbia
6605 Quail Hollow Road, LLC	Delaware
674 West Hollis Street Nashua LLC	Delaware
680 Mountain Boulevard, LLC	Delaware
6821 50 Avenue Property Inc.	British Columbia
687 Harbor Road Shelburne LLC	Delaware
6949 Main Street, LLC	Delaware
699 South Park Associates, LLC	West Virginia
700 Chickering Road North Andover LLC	Delaware
700 Smith Street Providence LLC	Delaware
7001 Forest Avenue, LLC	Delaware
701 Market Street, LLC	Delaware
721 Hickory Street, LLC	Delaware
7231 East Broadway, LLC	Delaware
7278 Rosemount Circle, LLC	Delaware
731 Old Buck Lane, LLC	Delaware
75 Minnesota Avenue Warwick LLC	Delaware
750 North Collegiate Drive, LLC	Delaware
7610 Isabella Way, LLC	Delaware
77 Plains Road LLC	Delaware
7900 Creedmoor Road, LLC	Delaware
7902 South Mingo Road East, LLC	Delaware
7950 Baybranch Drive, LLC	Delaware
799 Yellowstone Drive, LLC	Delaware
800 Canadian Trails Drive, LLC	Delaware
800 Oregon Street, LLC	Delaware
8010 East Mississippi Avenue, LLC	Delaware
8220 Natures Way, LLC	Delaware
831 Santa Barbara Boulevard, LLC	Delaware
867 York Road Associates, LLC	Pennsylvania
9 Summer Street Danvers LLC	Delaware
90 Avenue S.W. Property Inc.	British Columbia
90 West Avenue, LLC	Delaware
901 Florsheim Drive, LLC	Delaware
9108-9458 Quebec Inc.	Quebec
9128-6757 Quebec Inc.	Quebec
9131-6844 Quebec Inc.	Quebec
9168-0215 Quebec Inc.	Quebec
9188-4502 Quebec Inc.	Quebec
9189-2042 Quebec Inc.	Quebec
935 Union Lake Road, LLC	Delaware
965 Hager Drive, LLC	Delaware
9802 48th Drive NE, LLC	Delaware
Aberdeen Commercial Center Association, Inc.	Florida
Acacia Lodge Ltd	Island of Jersey
Acacia Mews Ltd	Island of Jersey
Academy Nursing Home, Inc.	Massachusetts
Acer Court Ltd	Island of Jersey
Acer House Ltd	Island of Jersey
Acorn Lodge Ltd	Island of Jersey
ADS/Multicare, Inc.	Delaware
AL California GP, LLC	Delaware
AL California GP-II, LLC	Delaware
AL California GP-III, LLC	Delaware
AL Santa Monica Senior Housing, LP	Delaware
AL U.S. Development Venture, LLC	Delaware
AL U.S. Pool One, LLC	Delaware
AL U.S. Pool Three, LLC	Delaware
AL U.S. Pool Two, LLC	Delaware
AL U.S./Bonita II Senior Housing, L.P.	California
AL U.S./GP Woods II Senior Housing, LLC	Delaware
AL U.S./Huntington Beach Senior Housing, L.P.	California
AL U.S./LaJolla II Senior Housing, L.P.	California
AL U.S./LaPalma II Senior Housing, L.P.	California
AL U.S./Playa Vista Senior Housing, L.P.	California
AL U.S./Sacramento II Senior Housing, L.P.	California
AL U.S./San Gabriel Senior Housing, L.P.	California
AL U.S./Seal Beach Senior Housing, L.P.	California
AL U.S./Studio City Senior Housing, L.P.	California
AL U.S./Woodland Hills Senior Housing, L.P.	California
Alberta Acres Facility Inc.	Ontario
Alex & Main, L.P.	Indiana
AMCO I, LLC	Wisconsin
Amherst View (Bath Road) Facility Inc.	Ontario
Apple Valley Operating Corp.	Massachusetts
ARC Denver Monaco, LLC	Delaware
ARC Minnetonka, LLC	Delaware
ARC Overland Park, LLC	Delaware
ARC Roswell, LLC	Delaware
ARC Sun City West, LLC	Delaware
ARC Tanglewood, LLC	Delaware
ARC Tucson, LLC	Delaware
Arcadia Associates	Massachusetts
Arnprior Villa Facility Inc.	Ontario
ASL, Inc.	Massachusetts
AU-HCU Holdings, LLC	Delaware
Aurora Propco 1 Limited	United Kingdom
Aurora Propco 2 Limited	United Kingdom
Badger RE Portfolio I, LLC	Wisconsin
Badger RE Portfolio II, LLC	Wisconsin
Badger RE Portfolio III, LLC	Wisconsin
Badger RE Portfolio IV, LLC	Wisconsin
Badger RE Portfolio V, LLC	Wisconsin
BAL Colts Neck LLC	Delaware
BAL Fenwick Island LLC	Delaware
BAL Governor's Crossing LLC	Delaware
BAL Holdings I, LLC	Delaware
BAL Holdings II, LLC	Delaware
BAL Holdings III, LLC	Delaware
BAL Holdings VII, LLC	Delaware
BAL Howell LLC	Delaware
BAL Longwood LLC	Pennsylvania
BAL Reflections LLC	Delaware
BAL Savoy Little Neck LLC	Delaware
BAL Sycamore LLC	Delaware
BAL Toms River LLC	Delaware
Ballard Healthcare Investors, LLC	Delaware
Bardstown Physicians LLC	Delaware
Baton Rouge LA Senior Living Owner, LLC	Delaware
Bayfield Court Operations Limited	United Kingdom
Bel Air Healthcare Investors, LLC	Delaware
Bel Air Property Development, LLC	Delaware
Bellevue Healthcare Properties, LLC	Delaware
Bellevue Physicians, LLC	Delaware
Belmont Village Buckhead Tenant, LLC	Delaware
Belmont Village Buffalo Grove Tenant, LLC	Delaware
Belmont Village Buffalo Grove, L.L.C.	Delaware
Belmont Village Burbank Tenant, LLC	Delaware
Belmont Village Burbank, LLC	Delaware
Belmont Village California Holdings, L.L.C.	Delaware
Belmont Village Cardiff Tenant, LLC	Delaware
Belmont Village Carol Stream, L.L.C.	Delaware
Belmont Village Encino Tenant, LLC	Delaware
Belmont Village Encino, LLC	Delaware
Belmont Village Geneva Road Tenant, LLC	Delaware
Belmont Village Glenview Tenant, LLC	Delaware
Belmont Village Glenview, L.L.C.	Delaware
Belmont Village Green Hills Tenant, LLC	Delaware
Belmont Village Hollywood Tenant, LLC	Delaware
Belmont Village Hollywood, LLC	Delaware
Belmont Village Johns Creek Tenant, LLC	Delaware
Belmont Village Landlord 3, LLC	Delaware
Belmont Village Landlord, LLC	Delaware
Belmont Village Memphis Tenant, LLC	Delaware
Belmont Village Oak Park Tenant, LLC	Delaware
Belmont Village Oak Park, L.L.C.	Delaware
Belmont Village Rancho Palos Verdes Tenant, LLC	Delaware
Belmont Village RPV, LLC	Delaware
Belmont Village Sabre Springs Tenant, LLC	Delaware
Belmont Village San Jose Tenant, LLC	Delaware
Belmont Village San Jose, LLC	Delaware
Belmont Village St. Matthews Tenant, LLC	Delaware
Belmont Village St. Matthews, L.L.C.	Delaware
Belmont Village Sunnyvale Tenant, LLC	Delaware
Belmont Village Sunnyvale, LLC	Delaware
Belmont Village Tenant 2, LLC	Delaware
Belmont Village Tenant 3, LLC	Delaware
Belmont Village Tenant, LLC	Delaware
Belmont Village Turtle Creek Tenant, LLC	Delaware
Belmont Village West Lake Hills Tenant, LLC	Delaware
Belmont Village West University Tenant, LLC	Delaware
Belmont Village Westwood Tenant, LLC	Delaware
Benchmark Investments X LLC	Delaware
Benchmark Investments XI LLC	Delaware
Benchmark Investments XII LLC	Delaware
Berkeley Haven Limited Partnership	West Virginia
Berks Nursing Homes, Inc.	Pennsylvania
Bettendorf Physicians, LLC	Delaware
BKD-HCN Landlord, LLC	Delaware
BKD-HCN Tenant, LLC	Delaware
Bloomfield South MI Senior Living Owner, LLC	Delaware
Boardman Physicians LLC	Delaware
Boulder Assisted Living, L.L.C.	Delaware
Brandall Central Avenue, LLC	Delaware
Brewer Holdco, Inc.	Delaware
Breyut Convalescent Center, L.L.C.	New Jersey
Brierbrook Partners, LLC	Tennessee
Brinton Manor, Inc.	Delaware
Brockport Operations, Inc.	Virginia
Brockport Tenant, LLC	Delaware
Brockville Facility Inc.	Ontario
Brooklyn Healthcare Investors, LLC	Delaware
Broomfield CO Senior Living Owner, LLC	Delaware
BSL Huntington Terrace LLC	Delaware
Buckhead GA Senior Living Owner, LLC	Delaware
Burlington Woods Convalescent Center, Inc.	New Jersey
Burnsville Healthcare Properties, LLC	Delaware
Bushey Property Holdings S.a.r.l.	Luxembourg
B-X Agawam LLC	Delaware
B-X Avon LLC	Delaware
B-X Brighton LLC	Delaware
B-X Brookfield LLC	Delaware
B-X Centerville LLC	Delaware
B-X Concord LLC	Delaware
B-X Danvers LLC	Delaware
B-X East Haven LLC	Delaware
B-X Hamden LLC	Delaware
B-X Mansfield LLC	Delaware
B-X Meriden LLC	Delaware
B-X Middletown CT LLC	Delaware
B-X Middletown RI LLC	Delaware
B-X Milford LLC	Delaware
B-X Mystic LLC	Delaware
B-X Newton LLC	Delaware
B-X Newton Lower Falls LLC	Delaware
B-X Newtonville LLC	Delaware
B-X Niantic LLC	Delaware
B-X North Andover LLC	Delaware
B-X North Chelmsford LLC	Delaware
B-X Operations Holding Company LLC	Delaware
B-X Providence LLC	Delaware
B-X Quincy LLC	Delaware
B-X Rocky Hill LLC	Delaware
B-X Salem LLC	Delaware
B-X Shelburne LLC	Delaware
B-X South Windsor LLC	Delaware
B-X Trumbull LLC	Delaware
B-X Warwick LLC	Delaware
B-X Waterbury LLC	Delaware
B-X Wilbraham LLC	Delaware
B-X Willows Cottages LLC	Delaware
B-X Willows Cottages Trustee LLC	Delaware
B-X Woodbridge LLC	Delaware
B-X Worcester LLC	Delaware
B-X Yarmouth LLC	Delaware
B-XI Acton LLC	Delaware
B-XI Bedford LLC	Delaware
B-XI Franklin LLC	Delaware
B-XI Operations Holding Company LLC	Delaware
B-XII Billerica LLC	Delaware
B-XII Chelmsford LLC	Delaware
B-XII Danvers LLC	Delaware
B-XII Haverhill LLC	Delaware
B-XII Leominster LLC	Delaware
B-XII Nashua LLC	Delaware
B-XII Operations Holding Company LLC	Delaware
B-XII Plymouth LLC	Delaware
B-XII Ridgefield LLC	Delaware
B-XII Shrewsbury LLC	Delaware
B-XII Waltham LLC	Delaware
CAL-GAT Limited Partnership	Florida
CAL-LAK Limited Partnership	Florida
Camelia Care Limited	United Kingdom
Canoga Park Assisted Living L.L.C.	Delaware
Canterbury of Shepherdstown Limited Partnership	West Virginia
Cassils Road West Property Inc.	British Columbia
Castle Rock Healthcare Investors, LLC	Delaware
Catonsville Meridian Limited Partnership	Maryland
CC3 Acquisition TRS Corp.	Delaware
CC3 Acquisition, LLC	Delaware
CC3 Facility Owner GP, LLC	Delaware
CC3 Facility Owner Holding, LLC	Delaware
CC3 MEZZ A, LLC	Delaware
CC3 MEZZ B, LLC	Delaware
CC3 MEZZ C, LLC	Delaware
CC3 MEZZ D, LLC	Delaware
CC3 MEZZ E, LLC	Delaware
Churchill Facility Inc.	Ontario
Cincinnati Physicians, LLC	Delaware
Claremont Facility Inc.	Ontario
Cliftonville Ltd	Island of Jersey
Colson & Colson Limited	United Kingdom
Columbia Boulevard West Property Inc.	British Columbia
Compassus Management Holdings, LLC	Delaware
Concord Health Group, Inc.	Delaware
Congress Professional Center Property Owners Association, Inc.	Florida
Coon Rapids Healthcare Investors, LLC	Delaware
Cooper Holding, LLC	Florida
Cooper, LLC	Delaware
CPF Landlord, LLC	Delaware
Crestview Convalescent Home, Inc.	Pennsylvania
Crestview North, Inc.	Pennsylvania
CRP/BWN Litchfield, L.L.C.	Delaware
CSH-HCN (Alexander) Inc.	Ontario
CSH-HCN (Avondale) Inc.	Ontario
CSH-HCN (Belcourt) Inc.	Ontario
CSH-HCN (Christopher) Inc.	Ontario
CSH-HCN (Fountains) Inc.	Ontario
CSH-HCN (Gordon) Inc.	Ontario
CSH-HCN (Heritage) Inc.	Ontario
CSH-HCN (Kingsville) Inc.	Ontario
CSH-HCN (Lansing) Inc.	Ontario
CSH-HCN (Leamington) Inc.	Ontario
CSH-HCN (Livingston) Inc.	Ontario
CSH-HCN (Marquis) Inc.	Ontario
CSH-HCN (McConnell) Inc.	Ontario
CSH-HCN (Pines) Inc.	Ontario
CSH-HCN (Rideau) Inc.	Ontario
CSH-HCN (Royalcliffe) Inc.	Ontario
CSH-HCN (Scarlett) Inc.	Ontario
CSH-HCN (Tranquility) Inc.	Ontario
CSH-HCN Lessee (Alexander) GP Inc.	Ontario
CSH-HCN Lessee (Alexander) LP	Ontario
CSH-HCN Lessee (Archer) GP Inc.	Ontario
CSH-HCN Lessee (Archer) LP	Ontario
CSH-HCN Lessee (Avondale) GP Inc.	Ontario
CSH-HCN Lessee (Avondale) LP	Ontario
CSH-HCN Lessee (Belcourt) GP Inc.	Ontario
CSH-HCN Lessee (Belcourt) LP	Ontario
CSH-HCN Lessee (Boulogne) GP Inc.	Ontario
CSH-HCN Lessee (Boulogne) LP	Ontario
CSH-HCN Lessee (Chicoutimi) GP Inc.	Ontario
CSH-HCN Lessee (Chicoutimi) LP	Ontario
CSH-HCN Lessee (Christopher) GP Inc.	Ontario
CSH-HCN Lessee (Christopher) LP	Ontario
CSH-HCN Lessee (Ecores) GP Inc.	Ontario
CSH-HCN Lessee (Ecores) LP	Ontario
CSH-HCN Lessee (Fountains) GP Inc.	Ontario
CSH-HCN Lessee (Fountains) LP	Ontario
CSH-HCN Lessee (Giffard) GP Inc.	Ontario
CSH-HCN Lessee (Giffard) LP	Ontario
CSH-HCN Lessee (Gordon) GP Inc.	Ontario
CSH-HCN Lessee (Gordon) LP	Ontario
CSH-HCN Lessee (Harmonie) GP Inc.	Ontario
CSH-HCN Lessee (Harmonie) LP	Ontario
CSH-HCN Lessee (Heritage) GP Inc.	Ontario
CSH-HCN Lessee (Heritage) LP	Ontario
CSH-HCN Lessee (Imperial) GP Inc.	Ontario
CSH-HCN Lessee (Imperial) LP	Ontario
CSH-HCN Lessee (Jonquiere) GP Inc.	Ontario
CSH-HCN Lessee (Jonquiere) LP	Ontario
CSH-HCN Lessee (Kingsville) GP Inc.	Ontario
CSH-HCN Lessee (Kingsville) LP	Ontario
CSH-HCN Lessee (Lachine) GP Inc.	Ontario
CSH-HCN Lessee (Lachine) LP	Ontario
CSH-HCN Lessee (Lansing) GP Inc.	Ontario
CSH-HCN Lessee (Lansing) LP	Ontario
CSH-HCN Lessee (l'Atrium) GP Inc.	Ontario
CSH-HCN Lessee (l'Atrium) LP	Ontario
CSH-HCN Lessee (Laviolette) GP Inc.	Ontario
CSH-HCN Lessee (Laviolette) LP	Ontario
CSH-HCN Lessee (Leamington) GP Inc.	Ontario
CSH-HCN Lessee (Leamington) LP	Ontario
CSH-HCN Lessee (l'Ermitage) GP Inc.	Ontario
CSH-HCN Lessee (l'Ermitage) LP	Ontario
CSH-HCN Lessee (L'Estrie) GP Inc.	Ontario
CSH-HCN Lessee (L'Estrie) LP	Ontario
CSH-HCN Lessee (Livingston) GP Inc.	Ontario
CSH-HCN Lessee (Livingston) LP	Ontario
CSH-HCN Lessee (Marquis) GP Inc.	Ontario
CSH-HCN Lessee (Marquis) LP	Ontario
CSH-HCN Lessee (McConnell) GP Inc.	Ontario
CSH-HCN Lessee (McConnell) LP	Ontario
CSH-HCN Lessee (Notre-Dame) GP Inc.	Ontario
CSH-HCN Lessee (Notre-Dame) LP	Ontario
CSH-HCN Lessee (Pines) GP Inc.	Ontario
CSH-HCN Lessee (Pines) LP	Ontario
CSH-HCN Lessee (Pointe-aux-Trembles) GP Inc.	Ontario
CSH-HCN Lessee (Pointe-aux-Trembles) LP	Ontario
CSH-HCN Lessee (Renaissance) GP Inc.	Ontario
CSH-HCN Lessee (Renaissance) LP	Ontario
CSH-HCN Lessee (Rideau) GP Inc.	Ontario
CSH-HCN Lessee (Rideau) LP	Ontario
CSH-HCN Lessee (Rive-Sud) GP Inc.	Ontario
CSH-HCN Lessee (Rive-Sud) LP	Ontario
CSH-HCN Lessee (Royalcliffe) GP Inc.	Ontario
CSH-HCN Lessee (Royalcliffe) LP	Ontario
CSH-HCN Lessee (Saguenay) GP Inc.	Ontario
CSH-HCN Lessee (Saguenay) LP	Ontario
CSH-HCN Lessee (Saint-Jerome) GP Inc.	Ontario
CSH-HCN Lessee (Saint-Jerome) LP	Ontario
CSH-HCN Lessee (Scarlett) GP Inc.	Ontario
CSH-HCN Lessee (Scarlett) LP	Ontario
CSH-HCN Lessee (Tranquility) GP Inc.	Ontario
CSH-HCN Lessee (Tranquility) LP	Ontario
CSH-HCN Lessee (Trembles) GP Inc.	Ontario
CSH-HCN Lessee (Trembles) LP	Ontario
CSH-HCN Lessee (Wellesley) GP Inc.	Ontario
CSH-HCN Lessee (Wellesley) LP	Ontario
Cumberland Associates of Rhode Island, L.P.	Delaware
CW Property Inc.	British Columbia
Dawn HoldCo II Limited	Island of Jersey
Dawn HoldCo Limited	Island of Jersey
Dawn Limited Partnership	Island of Jersey
Dawn Opco II Limited	United Kingdom
Dawn Opco Limited	United Kingdom
DELM Nursing, Inc.	Pennsylvania
Denver Tenant, LLC	Delaware
DePaul Physicians, LLC	Delaware
Derby House Ltd	Island of Jersey
Dover ALF, LLC	Delaware
Dover Health Care Associates, Inc.	Delaware
DRF Bardstown LLC	Minnesota
DRF Boardman LLC	Minnesota
DRF Bridgeton LLC	Minnesota
DRF Durango LLC	Minnesota
DRF Fenton LLC	Minnesota
DRF Gig Harbor LLC	Minnesota
DRF Great Falls LLC	Minnesota
DRF Lakewood LLC	Minnesota
DRF Lenexa LLC	Minnesota
DRF Lincoln LLC	Minnesota
DRF LSL LLC	Minnesota
DRF Merriam LLC	Minnesota
DRF Monticello Medical Building LLC	Minnesota
DRF Oklahoma City LLC	Minnesota
DRF Shawnee Mission LLC	Minnesota
DRF South Valley LLC	Minnesota
DRF Southwest Medical Building LLC	Minnesota
DRF Westminster LLC	Minnesota
DSG-2010 Loans I, Inc.	Delaware
DSL Landlord, LLC	Delaware
DSL Tenant, LLC	Delaware
Dublin Senior Community DRV, LLC	Oklahoma
Dublin Senior Community WPP, LLC	Oklahoma
East Meadow A.L., LLC	Delaware
Easton Meridian Limited Partnership	Maryland
Edella Street Associates	Pennsylvania
Edgemont Facility Inc.	Ontario
Edison NJ Propco, LLC	Delaware
Element Acquisition Sub. 3, LLC	Delaware
Encare of Mendham, L.L.C.	New Jersey
Encare of Pennypack, Inc.	Pennsylvania
Encare of Quakertown, Inc.	Pennsylvania
Encare of Wyncote, Inc.	Pennsylvania
EPOCH at Hingham Subtenant, LLC	Delaware
EPOCH at Wellesley Subtenant, LLC	Delaware
EPOCH at Westford Subtenant, LLC	Delaware
EPOCH Landlord, LLC	Delaware
EPOCH Tenant, LLC	Delaware
Faribault Assisted Living, LLC	Minnesota
FC Compassus, LLC	Delaware
FC PAC Holdings, LLC	Delaware
FC Trident Investment, LLC	Delaware
FC Trident, LLC	Delaware
FCA Finance B Secured Party, LLC	Delaware
FC-GEN Acquisition Holding, LLC	Delaware
FC-GEN Acquisition, Inc.	Delaware
FC-GEN Real Estate, LLC	Delaware
FC-JEN Leasing, LLC	Delaware
FCT Health Holdings, LLC	Delaware
FHC Mount Vernon LLC	Minnesota
Fieldgate Facility Inc.	Ontario
First Tower Holdco, LLC	Delaware
First Tower Insurance, LLC	Tennessee
FLA-PALM COURT Limited Partnership	Florida
Fleetwood Villa Facility Inc.	Ontario
Formax Health Holdings, LLC	Delaware
Frauenshuh Ballard LLC	Minnesota
Frauenshuh Burleson LLC	Delaware
Frauenshuh Greeneville LLC	Minnesota
Frauenshuh Harker Heights, LLC	Delaware
Frauenshuh HealthCare Properties II, LLC	Delaware
Frauenshuh HealthCare Properties III, LLC	Delaware
Frauenshuh HealthCare Properties, LLC	Delaware
Frauenshuh HealthCare Venture Properties, LLC	Delaware
Frauenshuh Jackson LLC	Minnesota
Frauenshuh Killeen LLC	Minnesota
Frauenshuh Panther Creek LLC	Minnesota
Frauenshuh Springfield LLC	Minnesota
Frauenshuh Tacoma LLC	Delaware
Frauenshuh Temple LLC	Delaware
G & L Tustin II, LLC	Delaware
G & L Tustin III, LLC	Delaware
G&L 4150 Regents LLC	Delaware
G&L 436 Bedford LLC	Delaware
G.P. Woods Assisted Living, LLC	Delaware
Gemini Davenport, LLC	Oklahoma
Gemini KC Land, L.L.C.	Oklahoma
Gemini Las Colinas, L.L.C.	Oklahoma
Gemini Romeoville, LLC	Oklahoma
Gemini SS Lessee, LLC	Oklahoma
Gemini Villa Ventura, L.L.C.	Oklahoma
Gemini Wexford, L.L.C.	Oklahoma
Genesis ElderCare Centers - Harston, Inc.	Pennsylvania
Genesis ElderCare Corp.	Delaware
Genesis Eldercare National Centers, Inc.	Florida
Genesis Health Ventures of Bloomfield, Inc.	Pennsylvania
Genesis Health Ventures of Clarks Summit, Inc.	Pennsylvania
Genesis Health Ventures of Massachusetts, Inc.	Pennsylvania
Genesis Health Ventures of Naugatuck, Inc.	Pennsylvania
Genesis Health Ventures of Salisbury, Inc.	Pennsylvania
Genesis Health Ventures of West Virginia, Inc.	Pennsylvania
Genesis Health Ventures of West Virginia, L.P.	Pennsylvania
Genesis Health Ventures of Wilkes-Barre, Inc.	Pennsylvania
Genesis HealthCare Centers Holdings, Inc.	Delaware
Genesis HealthCare Corporation	Pennsylvania
Genesis HealthCare Holding Company I, Inc.	Delaware
Genesis HealthCare Holding Company II, Inc.	Delaware
Genesis Meridian 7 Leasing Properties Limited Partnership, L.L.P.	Virginia
Genesis Meridian 7 Partnership Holding Company L.L.C.	Delaware
Genesis Properties of Delaware Corporation	Delaware
Genesis Properties of Delaware Ltd. Partnership, L.P.	Delaware
Genesis/Harbor, LLC	Delaware
Geriatric & Medical Companies, Inc.	Delaware
Geriatric and Medical Services, Inc.	New Jersey
Geri-Med Corp.	Pennsylvania
Gig Harbor Physicians, LLC	Delaware
Gilbert AZ Senior Living Owner, LLC	Delaware
Glenmark Associates - Dawnview Manor, Inc.	West Virginia
Glenmark Associates, Inc.	West Virginia
Glenmark Properties I, Limited Partnership	West Virginia
Glenmark Properties, Inc.	West Virginia
GMA - Uniontown, Inc.	Pennsylvania
GMA Partnership Holding Company, Inc.	West Virginia
GMA-Brightwood, Inc.	West Virginia
GMA-Madison, Inc.	West Virginia
Grace Lodge Care Holdings S.a.r.l.	Luxembourg
Grace Lodge Care Operating S.a.r.l.	Luxembourg
Grace Lodge Care S.a.r.l.	Luxembourg
Gracewell (Newmarket) Limited	United Kingdom
Gracewell Healthcare 1 Limited	United Kingdom
Gracewell Healthcare 2 Limited	United Kingdom
Gracewell Healthcare 3 Limited	United Kingdom
Gracewell Healthcare 4 Limited	United Kingdom
Gracewell Investment No.2 S.a.r.l.	Luxembourg
Gracewell Investment No.3 S.a.r.l.	Luxembourg
Gracewell Investment No.4 S.a.r.l.	Luxembourg
Gracewell Operations Holdings Limited	United Kingdom
Gracewell Properties (Abercorn) S.a.r.l.	Luxembourg
Gracewell Properties (Birmingham) S.a.r.l.	Luxembourg
Gracewell Properties (Church Crookham) S.a.r.l.	Luxembourg
Gracewell Properties (Fareham) S.a.r.l.	Luxembourg
Gracewell Properties (Frome) S.a.r.l.	Luxembourg
Gracewell Properties (Hamilton) S.a.r.l.	Luxembourg
Gracewell Properties (Horley) S.a.r.l.	Luxembourg
Gracewell Properties (Kentford) S.a.r.l.	Luxembourg
Gracewell Properties (Pines) S.a.r.l.	Luxembourg
Gracewell Properties (Salisbury) S.a.r.l.	Luxembourg
Gracewell Properties (Shelbourne) S.a.r.l.	Luxembourg
Gracewell Properties (Weymouth) S.a.r.l.	Luxembourg
Gracewell Properties Holding S.a.r.l.	Luxembourg
Grand Ledge I, LLC	Delaware
Greeneville Healthcare Investors, LLC	Delaware
Greenspring Meridian Limited Partnership	Maryland
Groton Associates of Connecticut, L.P.	Delaware
GWC-Crestwood, Inc.	Virginia
GWC-Dix Hills, Inc.	Virginia
GWC-East Meadow, Inc.	Virginia
GWC-East Setauket, Inc.	Virginia
GWC-Glen Cove, Inc.	Virginia
GWC-Holbrook, Inc.	Virginia
GWC-Plainview, Inc.	Virginia
GWC-West Babylon, Inc.	Virginia
Habitation Domaine des Trembles Inc.	Quebec
Habitation Faubourg Giffard Inc.	Quebec
Hammes Company Green Bay I, LLC	Wisconsin
Hammes Company Green Bay II, LLC	Wisconsin
Hammonds Lane Meridian Limited Partnership	Maryland
Hanford Court Ltd	Island of Jersey
Harbor Crest Tenant, LLC	Delaware
Harnett Health Investors, LP	Virginia
Hawthorns Braintree Limited	United Kingdom
Hawthorns Clevedon Limited	United Kingdom
Hawthorns Eastbourne Limited	United Kingdom
Hawthorns Retirement Group UK Limited	United Kingdom
Hawthorns Retirement Management Limited	United Kingdom
Hawthorns Retirement UK Limited	United Kingdom
HBLR Operating, LLC	Delaware
HBLR/Bothell Operating, LLC	Delaware
HBLR/Burlington Operating, LLC	Delaware
HBLR/Edmonds Operating, LLC	Delaware
HBLR/Highland Park Operating, LLC	Delaware
HBLR/Lynnfield Operating, LLC	Delaware
HBLR/Northgate Operating, LLC	Delaware
HBLR/Randolph Operating, LLC	Delaware
HC Mill Creek I, LLC	Wisconsin
HC Redmond I, LLC	Wisconsin
HC Summit I, LLC	Wisconsin
HCN (Pembroke) Property Inc.	British Columbia
HCN (Stonehaven) Property Inc.	British Columbia
HCN Access Holdings, LLC	Delaware
HCN Access Las Vegas I, LLC	Delaware
HCN Canadian Holdings GP-1 Ltd.	British Columbia
HCN Canadian Holdings LP-1 Ltd.	British Columbia
HCN Canadian Holdings-1 LP	Ontario
HCN Canadian Investment-1 LP	Ontario
HCN Canadian Investment-4 LP	Ontario
HCN Canadian Investment-5 LP	Ontario
HCN Canadian Investment-5 ULC	British Columbia
HCN Canadian Leasing (British Columbia) Ltd.	British Columbia
HCN Canadian Leasing Ltd.	British Columbia
HCN Canadian Leasing-2 Ltd.	British Columbia
HCN Canadian Leasing-3 Ltd.	British Columbia
HCN Canadian Leasing-4 Ltd.	British Columbia
HCN Canadian Management Services Ltd.	British Columbia
HCN Canadian Properties, Inc.	New Brunswick
HCN Capital Holdings II, LLC	Delaware
HCN Capital Holdings, LLC	Delaware
HCN Development Services Group, Inc.	Indiana
HCN DownREIT Member GP, LLC	Delaware
HCN DownREIT Member JV, LP	Delaware
HCN DownREIT Member, LLC	Delaware
HCN DSL Member GP, LLC	Delaware
HCN DSL Member JV, LP	Delaware
HCN DSL Member REIT, LLC	Delaware
HCN DSL Member TRS, LLC	Delaware
HCN Emerald Holdings, LLC	Delaware
HCN FCE Life Sciences, LLC	Delaware
HCN Fountains Leasing Ltd.	British Columbia
HCN G&L DownREIT II, LLC	Delaware
HCN G&L DownREIT LLC	Delaware
HCN G&L Holy Cross Sub, LLC	Delaware
HCN G&L Roxbury Sub, LLC	Delaware
HCN G&L Santa Clarita Sub, LLC	Delaware
HCN G&L Valencia Sub, LLC	Delaware
HCN Hancock Investments, Ltd	Island of Jersey
HCN Hancock Leicester Ltd.	Island of Guernsey
HCN Hancock Loxley Park Ltd.	Island of Guernsey
HCN Hancock Miramar Ltd.	Island of Guernsey
HCN Imperial Leasing Ltd.	British Columbia
HCN Interra Lake Travis LTACH, LLC	Delaware
HCN Investment GP-1 Ltd.	British Columbia
HCN Investment GP-4 Ltd.	British Columbia
HCN Investment GP-5 Ltd.	British Columbia
HCN Kensington Victoria Leasing Ltd.	British Columbia
HCN Lake Travis Holdings, LLC	Delaware
HCN Lake Travis Property One, LLC	Delaware
HCN Lake Travis Property Two, LLC	Delaware
HCN Lessee (Pembroke) GP Inc.	British Columbia
HCN Lessee (Pembroke) LP	Ontario
HCN Lessee (Ross) GP Inc.	British Columbia
HCN Lessee (Ross) LP	Ontario
HCN Lessee (Stonehaven) GP Inc.	British Columbia
HCN Lessee (Stonehaven) LP	Ontario
HCN Navvis Clarkson Valley, LLC	Delaware
HCN Portsmouth Leasing Ltd.	British Columbia
HCN Renaissance (Regal) Leasing Ltd.	British Columbia
HCN Renaissance Leasing Ltd.	British Columbia
HCN Rendina Holdings, LLC	Delaware
HCN Rendina Merced, LLC	Delaware
HCN Ross Leasing Ltd.	British Columbia
HCN Share Holdings JV GP, LLC	Delaware
HCN Share Holdings JV, LP	Delaware
HCN Sunwood Leasing Ltd.	British Columbia
HCN UK Holdco Limited	Island of Jersey
HCN UK Investments Limited	Island of Jersey
HCN UK Management Services Limited	United Kingdom
HCN UK Saints Investments Ltd	Island of Jersey
HCN-Revera (Annex) Inc.	Ontario
HCN-Revera (Appleby Place) Inc.	Ontario
HCN-Revera (Aspen Ridge) Inc.	Ontario
HCN-Revera (Beechwood) Inc.	Ontario
HCN-Revera (Bough Beeches Place) Inc.	Ontario
HCN-Revera (Centennial Park Place) Inc.	Ontario
HCN-Revera (Churchill Place) Inc.	Ontario
HCN-Revera (Colonel By) Inc.	Ontario
HCN-Revera (Constitution Place) Inc.	Ontario
HCN-Revera (Don Mills/Donway Place) Inc.	Ontario
HCN-Revera (Edinburgh) Inc.	Ontario
HCN-Revera (Evergreen) Inc.	Ontario
HCN-Revera (Fergus Place) Inc.	Ontario
HCN-Revera (Forest Hill Place) Inc.	Ontario
HCN-Revera (Glynnwood) Inc.	Ontario
HCN-Revera (Hollyburn House) Inc.	Ontario
HCN-Revera (Inglewood) Inc.	Ontario
HCN-Revera (Kensington Victoria) Inc.	Ontario
HCN-Revera (Kensington) Inc.	Ontario
HCN-Revera (Leaside) Inc.	Ontario
HCN-Revera (Parkwood Court) Inc.	Ontario
HCN-Revera (Parkwood Manor) Inc.	Ontario
HCN-Revera (Parkwood Place) Inc.	Ontario
HCN-Revera (Rayoak Place) Inc.	Ontario
HCN-Revera (Regal) Limited Partnership	Ontario
HCN-Revera (River Ridge) Inc.	Ontario
HCN-Revera (Stone Lodge) Inc.	Ontario
HCN-Revera (Valley Stream) Inc.	Ontario
HCN-Revera (Victoria Place) Inc.	Ontario
HCN-Revera (Wellington) Inc.	Ontario
HCN-Revera (Westwood) Inc.	Ontario
HCN-Revera (Whitecliff) Inc.	Ontario
HCN-Revera (Windermere on the Mount) Inc.	Ontario
HCN-Revera Joint Venture GP Inc.	Ontario
HCN-Revera Joint Venture Limited Partnership	Ontario
HCN-Revera Joint Venture ULC	British Columbia
HCN-Revera Lessee (Alta Vista) GP Inc.	Ontario
HCN-Revera Lessee (Alta Vista) LP	Ontario
HCN-Revera Lessee (Annex) GP Inc.	Ontario
HCN-Revera Lessee (Annex) LP	Ontario
HCN-Revera Lessee (Appleby Place) GP Inc.	Ontario
HCN-Revera Lessee (Appleby Place) LP	Ontario
HCN-Revera Lessee (Arnprior Villa) GP Inc.	Ontario
HCN-Revera Lessee (Arnprior Villa) LP	Ontario
HCN-Revera Lessee (Aspen Ridge) GP Inc.	Ontario
HCN-Revera Lessee (Aspen Ridge) LP	Ontario
HCN-Revera Lessee (Barrhaven) GP Inc.	Ontario
HCN-Revera Lessee (Barrhaven) LP	Ontario
HCN-Revera Lessee (Beechwood) GP Inc.	Ontario
HCN-Revera Lessee (Beechwood) LP	Ontario
HCN-Revera Lessee (Bentley Moose Jaw) GP Inc.	Ontario
HCN-Revera Lessee (Bentley Moose Jaw) LP	Ontario
HCN-Revera Lessee (Bentley Regina) GP Inc.	Ontario
HCN-Revera Lessee (Bentley Regina) LP	Ontario
HCN-Revera Lessee (Bentley Saskatoon) GP Inc.	Ontario
HCN-Revera Lessee (Bentley Saskatoon) LP	Ontario
HCN-Revera Lessee (Bentley Swift Current) GP Inc.	Ontario
HCN-Revera Lessee (Bentley Swift Current) LP	Ontario
HCN-Revera Lessee (Bentley Yorkton) GP Inc.	Ontario
HCN-Revera Lessee (Bentley Yorkton) LP	Ontario
HCN-Revera Lessee (Birkdale) GP Inc.	Ontario
HCN-Revera Lessee (Birkdale) LP	Ontario
HCN-Revera Lessee (Bough Beeches Place) GP Inc.	Ontario
HCN-Revera Lessee (Bough Beeches Place) LP	Ontario
HCN-Revera Lessee (Bradgate Arms) GP Inc.	Ontario
HCN-Revera Lessee (Bradgate Arms) LP	Ontario
HCN-Revera Lessee (Briargate) GP Inc.	Ontario
HCN-Revera Lessee (Briargate) LP	Ontario
HCN-Revera Lessee (Bridlewood Manor) GP Inc.	Ontario
HCN-Revera Lessee (Bridlewood Manor) LP	Ontario
HCN-Revera Lessee (Cambridge) GP Inc.	Ontario
HCN-Revera Lessee (Cambridge) LP	Ontario
HCN-Revera Lessee (Cedarcroft Place) GP Inc.	Ontario
HCN-Revera Lessee (Cedarcroft Place) LP	Ontario
HCN-Revera Lessee (Centennial Park Place) GP Inc.	Ontario
HCN-Revera Lessee (Centennial Park Place) LP	Ontario
HCN-Revera Lessee (Chateau Renoir) GP Inc.	Ontario
HCN-Revera Lessee (Chateau Renoir) LP	Ontario
HCN-Revera Lessee (Chatham) GP Inc.	Ontario
HCN-Revera Lessee (Chatham) LP	Ontario
HCN-Revera Lessee (Churchill Place) GP Inc.	Ontario
HCN-Revera Lessee (Churchill Place) LP	Ontario
HCN-Revera Lessee (Clair Matin) GP Inc.	Ontario
HCN-Revera Lessee (Clair Matin) LP	Ontario
HCN-Revera Lessee (Claremont) GP Inc.	Ontario
HCN-Revera Lessee (Claremont) LP	Ontario
HCN-Revera Lessee (Colonel By) GP Inc.	Ontario
HCN-Revera Lessee (Colonel By) LP	Ontario
HCN-Revera Lessee (Constitution Place) GP Inc.	Ontario
HCN-Revera Lessee (Constitution Place) LP	Ontario
HCN-Revera Lessee (Crofton Manor) GP Inc.	Ontario
HCN-Revera Lessee (Crofton Manor) LP	Ontario
HCN-Revera Lessee (Don Mills) GP Inc.	Ontario
HCN-Revera Lessee (Don Mills) LP	Ontario
HCN-Revera Lessee (Donway Place) GP Inc.	Ontario
HCN-Revera Lessee (Donway Place) LP	Ontario
HCN-Revera Lessee (Dorchester) GP Inc.	Ontario
HCN-Revera Lessee (Dorchester) LP	Ontario
HCN-Revera Lessee (Edgemont) GP Inc.	Ontario
HCN-Revera Lessee (Edgemont) LP	Ontario
HCN-Revera Lessee (Edinburgh) GP Inc.	Ontario
HCN-Revera Lessee (Edinburgh) LP	Ontario
HCN-Revera Lessee (Emerite de Brossard) GP Inc.	Ontario
HCN-Revera Lessee (Emerite de Brossard) LP	Ontario
HCN-Revera Lessee (Evergreen) GP Inc.	Ontario
HCN-Revera Lessee (Evergreen) LP	Ontario
HCN-Revera Lessee (Fergus Place) GP Inc.	Ontario
HCN-Revera Lessee (Fergus Place) LP	Ontario
HCN-Revera Lessee (Fleetwood Villa) GP Inc.	Ontario
HCN-Revera Lessee (Fleetwood Villa) LP	Ontario
HCN-Revera Lessee (Forest Hill Place) GP Inc.	Ontario
HCN-Revera Lessee (Forest Hill Place) LP	Ontario
HCN-Revera Lessee (Franklin) GP Inc.	Ontario
HCN-Revera Lessee (Franklin) LP	Ontario
HCN-Revera Lessee (Glynnwood) GP Inc.	Ontario
HCN-Revera Lessee (Glynnwood) LP	Ontario
HCN-Revera Lessee (Grand Wood) GP Inc.	Ontario
HCN-Revera Lessee (Grand Wood) LP	Ontario
HCN-Revera Lessee (Greenway) GP Inc.	Ontario
HCN-Revera Lessee (Greenway) LP	Ontario
HCN-Revera Lessee (Heartland) GP Inc.	Ontario
HCN-Revera Lessee (Heartland) LP	Ontario
HCN-Revera Lessee (Heritage Lodge) GP Inc.	Ontario
HCN-Revera Lessee (Heritage Lodge) LP	Ontario
HCN-Revera Lessee (Highland Place) GP Inc.	Ontario
HCN-Revera Lessee (Highland Place) LP	Ontario
HCN-Revera Lessee (Hollyburn House) GP Inc.	Ontario
HCN-Revera Lessee (Hollyburn House) LP	Ontario
HCN-Revera Lessee (Horizon Place) GP Inc.	Ontario
HCN-Revera Lessee (Horizon Place) LP	Ontario
HCN-Revera Lessee (Hunt Club Manor) GP Inc.	Ontario
HCN-Revera Lessee (Hunt Club Manor) LP	Ontario
HCN-Revera Lessee (Inglewood) GP Inc.	Ontario
HCN-Revera Lessee (Inglewood) LP	Ontario
HCN-Revera Lessee (Jardins du Couvent) GP Inc.	Ontario
HCN-Revera Lessee (Jardins du Couvent) LP	Ontario
HCN-Revera Lessee (Jardins Interieurs) GP Inc.	Ontario
HCN-Revera Lessee (Jardins Interieurs) LP	Ontario
HCN-Revera Lessee (Jardins Vaudreuil) GP Inc.	Ontario
HCN-Revera Lessee (Jardins Vaudreuil) LP	Ontario
HCN-Revera Lessee (Kensington Victoria) GP Inc.	Ontario
HCN-Revera Lessee (Kensington Victoria) LP	Ontario
HCN-Revera Lessee (Kensington) GP Inc.	Ontario
HCN-Revera Lessee (Kensington) LP	Ontario
HCN-Revera Lessee (King Gardens) GP Inc.	Ontario
HCN-Revera Lessee (King Gardens) LP	Ontario
HCN-Revera Lessee (Kingsway) GP Inc.	Ontario
HCN-Revera Lessee (Kingsway) LP	Ontario
HCN-Revera Lessee (Landmark Court) GP Inc.	Ontario
HCN-Revera Lessee (Landmark Court) LP	Ontario
HCN-Revera Lessee (Leaside) GP Inc.	Ontario
HCN-Revera Lessee (Leaside) LP	Ontario
HCN-Revera Lessee (Lundy Manor) GP Inc.	Ontario
HCN-Revera Lessee (Lundy Manor) LP	Ontario
HCN-Revera Lessee (Lynwood) GP Inc.	Ontario
HCN-Revera Lessee (Lynwood) LP	Ontario
HCN-Revera Lessee (Manoir Lafontaine) GP Inc.	Ontario
HCN-Revera Lessee (Manoir Lafontaine) LP	Ontario
HCN-Revera Lessee (Maplecrest) GP Inc.	Ontario
HCN-Revera Lessee (Maplecrest) LP	Ontario
HCN-Revera Lessee (Marian Chateau) GP Inc.	Ontario
HCN-Revera Lessee (Marian Chateau) LP	Ontario
HCN-Revera Lessee (McKenzie Towne) GP Inc.	Ontario
HCN-Revera Lessee (McKenzie Towne) LP	Ontario
HCN-Revera Lessee (Meadowlands) GP Inc.	Ontario
HCN-Revera Lessee (Meadowlands) LP	Ontario
HCN-Revera Lessee (Ogilvie Villa) GP Inc.	Ontario
HCN-Revera Lessee (Ogilvie Villa) LP	Ontario
HCN-Revera Lessee (Parkwood Court) GP Inc.	Ontario
HCN-Revera Lessee (Parkwood Court) LP	Ontario
HCN-Revera Lessee (Parkwood Manor) GP Inc.	Ontario
HCN-Revera Lessee (Parkwood Manor) LP	Ontario
HCN-Revera Lessee (Parkwood Place) GP Inc.	Ontario
HCN-Revera Lessee (Parkwood Place) LP	Ontario
HCN-Revera Lessee (Pavillon des Cedres) GP Inc.	Ontario
HCN-Revera Lessee (Pavillon des Cedres) LP	Ontario
HCN-Revera Lessee (Plymouth) GP Inc.	Ontario
HCN-Revera Lessee (Plymouth) LP	Ontario
HCN-Revera Lessee (Port Perry) GP Inc.	Ontario
HCN-Revera Lessee (Port Perry) LP	Ontario
HCN-Revera Lessee (Portobello) GP Inc.	Ontario
HCN-Revera Lessee (Portobello) LP	Ontario
HCN-Revera Lessee (Portsmouth) GP Inc.	Ontario
HCN-Revera Lessee (Portsmouth) LP	Ontario
HCN-Revera Lessee (Prince of Wales) GP Inc.	Ontario
HCN-Revera Lessee (Prince of Wales) LP	Ontario
HCN-Revera Lessee (Queenswood Villa) GP Inc.	Ontario
HCN-Revera Lessee (Queenswood Villa) LP	Ontario
HCN-Revera Lessee (Rayoak Place) GP Inc.	Ontario
HCN-Revera Lessee (Rayoak Place) LP	Ontario
HCN-Revera Lessee (Renaissance) GP Inc.	Ontario
HCN-Revera Lessee (Renaissance) LP	Ontario
HCN-Revera Lessee (River Ridge) GP Inc.	Ontario
HCN-Revera Lessee (River Ridge) LP	Ontario
HCN-Revera Lessee (Riverbend) GP Inc.	Ontario
HCN-Revera Lessee (Riverbend) LP	Ontario
HCN-Revera Lessee (Robertson House) GP Inc.	Ontario
HCN-Revera Lessee (Robertson House) LP	Ontario
HCN-Revera Lessee (Scenic Acres) GP Inc.	Ontario
HCN-Revera Lessee (Scenic Acres) LP	Ontario
HCN-Revera Lessee (St. Lawrence Place) GP Inc.	Ontario
HCN-Revera Lessee (St. Lawrence Place) LP	Ontario
HCN-Revera Lessee (Stittsville Villa) GP Inc.	Ontario
HCN-Revera Lessee (Stittsville Villa) LP	Ontario
HCN-Revera Lessee (Stone Lodge) GP Inc.	Ontario
HCN-Revera Lessee (Stone Lodge) LP	Ontario
HCN-Revera Lessee (Sunwood) GP Inc.	Ontario
HCN-Revera Lessee (Sunwood) LP	Ontario
HCN-Revera Lessee (Terrace Gardens) GP Inc.	Ontario
HCN-Revera Lessee (Terrace Gardens) LP	Ontario
HCN-Revera Lessee (The Churchill) GP Inc.	Ontario
HCN-Revera Lessee (The Churchill) LP	Ontario
HCN-Revera Lessee (Trafalgar Lodge) GP Inc.	Ontario
HCN-Revera Lessee (Trafalgar Lodge) LP	Ontario
HCN-Revera Lessee (Valley Stream) GP Inc.	Ontario
HCN-Revera Lessee (Valley Stream) LP	Ontario
HCN-Revera Lessee (Victoria Place) GP Inc.	Ontario
HCN-Revera Lessee (Victoria Place) LP	Ontario
HCN-Revera Lessee (Waverley/Rosewood) GP Inc.	Ontario
HCN-Revera Lessee (Waverley/Rosewood) LP	Ontario
HCN-Revera Lessee (Wellington) GP Inc.	Ontario
HCN-Revera Lessee (Wellington) LP	Ontario
HCN-Revera Lessee (Westwood) GP Inc.	Ontario
HCN-Revera Lessee (Westwood) LP	Ontario
HCN-Revera Lessee (Whitecliff) GP Inc.	Ontario
HCN-Revera Lessee (Whitecliff) LP	Ontario
HCN-Revera Lessee (Windermere on the Mount) GP Inc.	Ontario
HCN-Revera Lessee (Windermere on the Mount) LP	Ontario
HCN-Revera Lessee (Windsor) GP Inc.	Ontario
HCN-Revera Lessee (Windsor) LP	Ontario
HCN-TH Wisconsin I, LLC	Delaware
HCN-TH Wisconsin II, LLC	Delaware
HCN-TH Wisconsin III, LLC	Delaware
HCN-TH Wisconsin IV, LLC	Delaware
HCN-TH Wisconsin V, LLC	Delaware
HCN-TH Wisconsin VI, LLC	Delaware
HCN-TH Wisconsin VII, LLC	Delaware
HCN-TH Wisconsin VIII, LLC	Delaware
HCRE Solutions, LLC	Delaware
HCRI 10301 Hagen Ranch Holdings, LLC	Delaware
HCRI 10301 Hagen Ranch Properties II, LLC	Delaware
HCRI 10301 Hagen Ranch Properties, LLC	Delaware
HCRI 1950 Sunny Crest Drive, LLC	Delaware
HCRI 3400 Old Milton, LLC	Delaware
HCRI 5670 Peachtree Dunwoody, LLC	Delaware
HCRI 975 Johnson Ferry, LLC	Delaware
HCRI Abingdon Holdings, Inc.	North Carolina
HCRI Abingdon Properties, LP	North Carolina
HCRI AL U.S. Bonita Subtenant, LLC	Delaware
HCRI AL U.S. Boulder Subtenant, LLC	Delaware
HCRI AL U.S. G.P. Woods Subtenant, LLC	Delaware
HCRI AL U.S. GP Woods II Subtenant, LLC	Delaware
HCRI AL U.S. Huntington Beach Subtenant, LLC	Delaware
HCRI AL U.S. La Jolla Subtenant, LLC	Delaware
HCRI AL U.S. La Palma Subtenant, LLC	Delaware
HCRI AL U.S. Newtown Square Subtenant, LLC	Delaware
HCRI AL U.S. Playa Vista Subtenant, LLC	Delaware
HCRI AL U.S. Sacramento Subtenant, LLC	Delaware
HCRI AL U.S. San Gabriel Subtenant, LLC	Delaware
HCRI AL U.S. Seal Beach Subtenant, LLC	Delaware
HCRI AL U.S. Studio City Subtenant, LLC	Delaware
HCRI AL U.S. Wilmington Subtenant, LLC	Delaware
HCRI AL U.S. Woodland Hills Subtenant, LLC	Delaware
HCRI Allen Medical Facility, LLC	Delaware
HCRI Ancillary TRS, Inc.	Delaware
HCRI Asheboro Holdings, Inc.	North Carolina
HCRI Asheboro Properties, LP	North Carolina
HCRI Baylor Grapevine ASC, LLC	Delaware
HCRI Baylor Grapevine Medical Plaza, LLC	Delaware
HCRI Beachwood, Inc.	Ohio
HCRI Boardman Properties, LLC	Delaware
HCRI Braintree Subtenant, LLC	Delaware
HCRI Broadview, Inc.	Ohio
HCRI Burlington Manor Holdings, Inc.	North Carolina
HCRI Burlington Manor Properties, LP	North Carolina
HCRI Carmel Building A Medical Facility, LLC	Delaware
HCRI Carmel Building B Medical Facility, LLC	Delaware
HCRI Cold Spring Properties, LLC	Delaware
HCRI Concord Place Holdings, Inc.	North Carolina
HCRI Concord Place Properties, LP	North Carolina
HCRI Connecticut Avenue Subtenant, LLC	Delaware
HCRI Crestwood Subtenant, LLC	Delaware
HCRI Cumberland Properties, LLC	Delaware
HCRI Dallas Medical Facility, LLC	Delaware
HCRI Deerfield Beach Medical Facility, LLC	Delaware
HCRI Draper Place Properties Trust	Massachusetts
HCRI Drum Hill Properties, LLC	Delaware
HCRI Eden Holdings, Inc.	North Carolina
HCRI Eden Properties, LP	North Carolina
HCRI Edison Subtenant, LLC	Delaware
HCRI Emerald Holdings III, LLC	Delaware
HCRI Emerald Holdings IV, LLC	Delaware
HCRI Emerald Holdings, LLC	Delaware
HCRI Fairfax Subtenant, LLC	Delaware
HCRI Fairmont Properties, LLC	Delaware
HCRI Financial Services, LLC	Delaware
HCRI Financing, Inc.	Delaware
HCRI Fore River Medical Facility, LLC	Delaware
HCRI Fort Bend Clinic, LLC	Delaware
HCRI Fort Wayne Medical Facility, LLC	Delaware
HCRI Fox Hill (HCU) Subtenant, LLC	Delaware
HCRI Fullerton Subtenant, LLC	Delaware
HCRI Gardner Park Tenant TRS, LLC	Delaware
HCRI Gardner Park TRS, LLC	Delaware
HCRI Gaston Manor Holdings, Inc.	North Carolina
HCRI Gaston Manor Properties, LP	North Carolina
HCRI Henderson Subtenant, LLC	Delaware
HCRI Hermosa Beach TRS, LLC	Delaware
HCRI High Point Manor Holdings, Inc.	North Carolina
HCRI High Point Manor Properties, LP	North Carolina
HCRI Holdings Trust	Massachusetts
HCRI Illinois Properties, LLC	Delaware
HCRI Indiana Properties, Inc.	Delaware
HCRI Indiana Properties, LLC	Indiana
HCRI Investments, Inc.	Delaware
HCRI Kansas Properties, LLC	Delaware
HCRI Karrington TRS, LLC	Delaware
HCRI Kentucky Properties, LLC	Kentucky
HCRI Kirkland Properties, LLC	Delaware
HCRI Leominster TRS, LLC	Delaware
HCRI Limited Holdings, Inc.	Delaware
HCRI Logistics, Inc.	Delaware
HCRI Louisiana Properties, L.P.	Delaware
HCRI Marina Place Properties Trust	Massachusetts
HCRI Massachusetts Properties Trust	Massachusetts
HCRI Massachusetts Properties Trust II	Massachusetts
HCRI Massachusetts Properties, Inc.	Delaware
HCRI McLean TRS, LLC	Delaware
HCRI Merrillville Medical Facility, LLC	Delaware
HCRI Monterey Subtenant, LLC	Delaware
HCRI MSH Gardner Park, LLC	Delaware
HCRI Nassau Bay Medical Facility, LLC	Delaware
HCRI Nevada Properties, Inc.	Nevada
HCRI New Hampshire Properties, LLC	Delaware
HCRI North Carolina Properties I, Inc.	North Carolina
HCRI North Carolina Properties II, Inc.	North Carolina
HCRI North Carolina Properties III, Limited Partnership	North Carolina
HCRI North Carolina Properties, LLC	Delaware
HCRI NY-NJ Properties, LLC	Delaware
HCRI of Folsom Tenant, LLC	California
HCRI of Upland Tenant, LLC	California
HCRI Pennsylvania Properties Holding Company	Delaware
HCRI Pennsylvania Properties, Inc.	Pennsylvania
HCRI Plano Medical Facility, LLC	Delaware
HCRI Prestonwood Medical Facility, LLC	Delaware
HCRI Provider Properties, LLC	Delaware
HCRI Purchasing, LLC	Delaware
HCRI Raleigh Medical Facility, LLC	Delaware
HCRI Red Fox ManCo, LLC	Delaware
HCRI Red Fox OpCo, LLC	Delaware
HCRI Ridgeland Pointe Properties, LLC	Delaware
HCRI Rogers Medical Facility, LLC	Delaware
HCRI Roswell I Medical Facility, LLC	Delaware
HCRI Roswell II Medical Facility, LLC	Delaware
HCRI Roswell III Medical Facility, LLC	Delaware
HCRI Senior Housing Properties, Inc.	Delaware
HCRI SL II TRS Corp.	Delaware
HCRI SL III TRS Corp.	Delaware
HCRI SL IV TRS Corp.	Delaware
HCRI Southern Investments I, Inc.	Delaware
HCRI Southlake Medical Facility, LLC	Delaware
HCRI Statesville Place Holdings I, Inc.	North Carolina
HCRI Statesville Place Holdings II, Inc.	North Carolina
HCRI Statesville Place Properties I, LP	North Carolina
HCRI Statesville Place Properties II, LP	North Carolina
HCRI Summit Properties, LLC	Delaware
HCRI Sun Development TRS, LLC	Delaware
HCRI Sun GP I, LLC	Delaware
HCRI Sun I Braintree MA Senior Living, LLC	Delaware
HCRI Sun I Fullerton CA Senior Living, LP	Delaware
HCRI Sun I Henderson NV Senior Living, LLC	Delaware
HCRI Sun III Dresher Senior Living, LP	Delaware
HCRI Sun III Golden Valley Senior Living, LLC	Delaware
HCRI Sun III GP, LLC	Delaware
HCRI Sun III Lenexa Senior Living, LLC	Delaware
HCRI Sun III Minnetonka Senior Living, LLC	Delaware
HCRI Sun III Palo Alto Senior Living, LP	Delaware
HCRI Sun III Plano Senior Living, LP	Delaware
HCRI Sun III Shelby Senior Living, LLC	Delaware
HCRI Sun III Tenant Acquisition, LLC	Delaware
HCRI Sun III Tenant GP, LLC	Delaware
HCRI Sun III Tenant, LP	Delaware
HCRI Sun III TRS, LLC	Delaware
HCRI Sun Partners II, LLC	Delaware
HCRI Sun Partners III, LLC	Delaware
HCRI Sun Partners IV, LLC	Delaware
HCRI Sun Three Lombard IL Senior Living, LLC	Delaware
HCRI Sun Three Pool One, LLC	Delaware
HCRI Sun Two Baton Rouge LA Senior Living, LLC	Delaware
HCRI Sun Two Broomfield CO Senior Living, LLC	Delaware
HCRI Sun Two Gilbert AZ Senior Living, LLC	Delaware
HCRI Sun Two McCandless PA Senior Living, LP	Delaware
HCRI Sun Two Metairie LA Senior Living, LLC	Delaware
HCRI Sun Two Pool One GP, LLC	Delaware
HCRI Sun Two Pool One, LLC	Delaware
HCRI Sun Two Pool Two, LLC	Delaware
HCRI Sun Two Simi Valley CA Senior Living, LP	Delaware
HCRI Tallahassee Medical Facility, LLC	Delaware
HCRI Tennessee Properties, LLC	Delaware
HCRI Texas Health Southlake Hospital Medical Facility, LLC	Delaware
HCRI Texas Properties, Inc.	Delaware
HCRI Texas Properties, Ltd.	Texas
HCRI TRS Acquirer II, LLC	Delaware
HCRI TRS Acquirer, LLC	Delaware
HCRI TRS Trident Investment, LLC	Delaware
HCRI Tucson Properties, Inc.	Delaware
HCRI Van Nuys Medical Facility, LLC	Delaware
HCRI Virginia Beach Medical Facility, LLC	Delaware
HCRI Webb Gin Subtenant, LLC	Delaware
HCRI Weddington Park Holdings, Inc.	North Carolina
HCRI Weddington Park Properties, LP	North Carolina
HCRI Westgate Medical Facility, LLC	Delaware
HCRI Westlake, Inc.	Ohio
HCRI Westover Hills Baptist Medical Facility II, LLC	Delaware
HCRI Westover Hills Baptist Medical Facility, LLC	Delaware
HCRI Wilburn Gardens Properties, LLC	Delaware
HCRI Wisconsin Properties, LLC	Wisconsin
HCRI/SRZ Master OpCo, LLC	Delaware
HCRIX Houston, LLC	Delaware
HCRIX Royal, LLC	Delaware
Health Resources of Cedar Grove, Inc.	New Jersey
Health Resources of Cinnaminson, Inc.	New Jersey
Health Resources of Cranbury, L.L.C.	New Jersey
Health Resources of Cumberland, Inc.	Delaware
Health Resources of Eatontown, L.L.C.	New Jersey
Health Resources of Emery, L.L.C.	New Jersey
Health Resources of Englewood, Inc.	New Jersey
Health Resources of Fair Lawn, L.L.C.	New Jersey
Health Resources of Gardner, Inc.	Delaware
Health Resources of Glastonbury, Inc.	Connecticut
Health Resources of Groton, Inc.	Delaware
Health Resources of Middletown (RI), Inc.	Delaware
Health Resources of Ridgewood, L.L.C.	New Jersey
Health Resources of Rockville, Inc.	Delaware
Health Resources of South Brunswick, L.L.C.	New Jersey
Health Resources of Wallingford, Inc.	Delaware
Health Resources of Warwick, Inc.	Delaware
Health Resources of West Orange, L.L.C.	New Jersey
Healthcare Property Managers of America, LLC	Florida
Healthcare Resources Corp.	Pennsylvania
Healthlease Properties Administration Company ULC	British Columbia
HealthLease U.S., Inc.	Delaware
Heat Merger Sub, LLC	Delaware
Heat OP TRS, Inc.	Delaware
Hempstalls Hall Ltd	Island of Jersey
HH Florida, LLC	Delaware
Highcliffe Ltd	Island of Jersey
Highland Healthcare Investors, LLC	Delaware
Hilltop Health Care Center, Inc.	Delaware
Hinckley House Ltd	Island of Jersey
Hingham Terry Drive I LLC	Delaware
HL GP, LLC	Indiana
Holiday Retirement (Clevedon) Limited	United Kingdom
Holly Manor Associates of New Jersey, L.P.	Delaware
Horizon Associates, Inc.	West Virginia
Horse Fair Ltd	Island of Jersey
HRWV Huntington, Inc.	West Virginia
Hudson MOB Holdings, Inc.	Delaware
Hunt Club Manor Facility Inc.	Ontario
I.L.S. Care Communities Inc.	Ontario
Imperial Place Residence Inc. / Residence Place Imperiale Inc.	Quebec
Jackson Investors, LLC	Delaware
Johns Creek GA Senior Living Owner, LLC	Delaware
Jupiter Landlord, LLC	Delaware
Kaiser Gemini Burgundy, LLC	Oklahoma
Kaiser Gemini Woodland, LLC	Oklahoma
Karrington of Findlay Ltd.	Ohio
Keystone Communities of Eagan, LLC	Minnesota
Keystone Communities of Highland Park, LLC	Delaware
Keystone Communities of Mankato, LLC	Minnesota
Keystone Communities of Prior Lake, LLC	Minnesota
Keystone Communities of Roseville, LLC	Delaware
Keystone Nursing Home, Inc.	Delaware
Killeen Healthcare Investors, LLC	Delaware
King Street Facility Inc.	Ontario
Kingston Facility Inc.	Ontario
Kirkstall Aire View Ltd	Island of Jersey
Knollwood Manor, Inc.	Pennsylvania
KSL Landlord, LLC	Delaware
Lake Mead Medical Investors Limited Partnership	Florida
Landmark Facility Inc.	Ontario
Laurel Health Resources, Inc.	Delaware
Lawrence Care (Maids Moreton) Limited	United Kingdom
Le Wellesley Inc.	Quebec
Leawood Tenant, LLC	Delaware
Lehigh Nursing Homes, Inc.	Pennsylvania
Lenexa Investors II, LLC	Delaware
Lenexa Investors, LLC	Delaware
Leon Dorchester Facility Inc.	Ontario
Les Belvederes de Lachine Inc.	Canada
Les Jardins Laviolette Inc.	Quebec
Les Residences-Hotellerie Harmonie Inc.	Quebec
Lillington AL Health Investors, LP	Virginia
LLUMCM, LLC	Delaware
Lombard IL Senior Living Owner, LLC	Delaware
Louisville KY Senior Living Owner, LLC	Delaware
Lundy Manor Facility Inc.	Ontario
Mabri Convalescent Center, Inc.	Connecticut
Maids Moreton Operations Limited	United Kingdom
Manoir Archer Inc.	Quebec
Manoir Bois de Boulogne Inc.	Quebec
Manoir et Cours de l'Atrium Inc.	Quebec
Manoir Pointe-aux-Trembles Inc.	Quebec
Manoir St-Jerome Inc.	Quebec
Markglen, Inc.	West Virginia
Marlinton Associates Limited Partnership	West Virginia
Marlinton Associates, Inc.	Pennsylvania
Marlinton Partnership Holding Company, Inc.	Pennsylvania
Master HCRI Sun Dev I, LLC	Delaware
Master HCRI Sun III GP, LLC	Delaware
Master HCRI Sun III, LP	Delaware
Master HCRI Sun Manager I, LLC	Delaware
Master MetSun Three GP, LLC	Delaware
Master MetSun Three, LP	Delaware
Master MetSun, LP	Delaware
McCandless PA Senior Living Owner, LLC	Delaware
McKenzie Towne Facility Inc.	Ontario
McKerley Health Care Center - Concord Limited Partnership	New Hampshire
McKerley Health Care Center-Concord, Inc.	New Hampshire
McKerley Health Care Centers, Inc.	New Hampshire
McKerley Health Facilities	New Hampshire
Meadowcroft London Facility Inc.	Ontario
Meadowlands Facility Inc.	Ontario
Med Properties Asset Group, L.L.C.	Indiana
Medical Real Estate Property Managers of America, LLC	Florida
Mercerville Associates of New Jersey, L.P.	Delaware
Meridian Edgewood Limited Partnership	Maryland
Meridian Health, Inc.	Pennsylvania
Meridian Healthcare, Inc.	Pennsylvania
Meridian Perring Limited Partnership	Maryland
Meridian Valley Limited Partnership	Maryland
Meridian Valley View Limited Partnership	Maryland
Meridian/Constellation Limited Partnership	Maryland
Metairie LA Senior Living Owner, LLC	Delaware
Metropolitan Senior Housing, LLC	Delaware
Metropolitan/Bellevue Senior Housing, LLC	Delaware
Metropolitan/Cohasset Senior Housing, LLC	Delaware
Metropolitan/Decatur Senior Housing, LLC	Delaware
Metropolitan/Glen Cove Senior Housing, LLC	Delaware
Metropolitan/Hunter Mill Senior Housing, LLC	Delaware
Metropolitan/Oakland Hills GP, LLC	Delaware
Metropolitan/Paramus Senior Housing, LLC	Delaware
Metropolitan/Walnut Creek Senior Housing, LLC	Delaware
Metropolitan/Wayland Senior Housing, LLC	Delaware
Metropolitan/West Essex Senior Housing, LLC	Delaware
MetSun Cinco Ranch TX Senior Living, LP	Delaware
MetSun Fort Worth TX Senior Living, LP	Delaware
MetSun GP, LLC	Delaware
MetSun Highland SLC UT Senior Living, LLC	Delaware
MetSun Three Franklin MA Senior Living, LLC	Delaware
MetSun Three Kingwood TX Senior Living, LP	Delaware
MetSun Three Mundelein IL Senior Living, LLC	Delaware
MetSun Three Pool Three GP, LLC	Delaware
MetSun Three Pool Three, LLC	Delaware
MetSun Three Pool Two GP, LLC	Delaware
MetSun Three Pool Two, LLC	Delaware
MetSun Three Sabre Springs CA Senior Living, LP	Delaware
MetSun Two Frisco TX Senior Living, LP	Delaware
MetSun Two Pool Three GP, LLC	Delaware
MG Landlord II, LLC	Delaware
MG Landlord, LLC	Delaware
MG Tenant, LLC	Delaware
MGP 41, LLC	Delaware
MGP 42, LLC	Delaware
MGP 43, LLC	Delaware
MGP 44, LLC	Delaware
MGP 45, LLC	Delaware
MGP 46, LLC	Delaware
MGP 47, LLC	Delaware
MGP 48, LLC	Delaware
MGP 49, LLC	Delaware
MGP 50, LLC	Delaware
MGP 51, LLC	Delaware
MGP 52, LLC	Delaware
MGP I, LLC	Washington
MGP V, LLC	Washington
MGP VI, LLC	Washington
MGP X, LLC	Washington
MGP XI, LLC	Washington
MGP XII, LLC	Washington
MGP XIII, LLC	Washington
MGP XIV, LLC	Washington
MGP XIX, LLC	Washington
MGP XL, LLC	Washington
MGP XV, LLC	Washington
MGP XVI, LLC	Washington
MGP XVII, LLC	Washington
MGP XXIX, LLC	Washington
MGP XXV, LLC	Washington
MGP XXXII, LLC	Washington
MGP XXXIII, LLC	Washington
MGP XXXIX, LLC	Washington
MGP XXXVII, LLC	Washington
MGP XXXVIII, LLC	Washington
Middletown (RI) Associates of Rhode Island, L.P.	Delaware
Midland I, LLC	Delaware
Midpark Way S.E. Property Inc.	British Columbia
Midwest 108th & Q, LLC	Delaware
Midwest Ames, LLC	Delaware
Midwest Miracle Hills, LLC	Delaware
Midwest Prestwick, LLC	Delaware
Midwest Van Dorn, LLC	Delaware
Midwest Village of Columbus, LLC	Delaware
Midwest Windermere, LLC	Delaware
Midwest Woodbridge, LLC	Delaware
Milford ALF, LLC	Delaware
Mill Creek Real Estate Partners, LLC	Delaware
Mill Hill Retirement Facility Inc.	Ontario
Millville Meridian Limited Partnership	Maryland
Minnetonka Tenant, LLC	Delaware
ML Marion, L.P.	Indiana
Moline Physicians, LLC	Delaware
Montgomery Nursing Homes, Inc.	Pennsylvania
Monticello Healthcare Properties, LLC	Delaware
Moorestown Physicians, LLC	Delaware
Mount Vernon Physicians, LLC	Delaware
Mountain View Tenant, LLC	Delaware
MPG Crawfordsville, L.P.	Indiana
MPG Healthcare L.P.	Indiana
MS Arlington, L.P.	Indiana
MS Avon, L.P.	Indiana
MS Bradner, L.P.	Indiana
MS Brecksville, L.P.	Indiana
MS Brookville, L.P.	Indiana
MS Castleton, L.P.	Indiana
MS Chatham, L.P.	Indiana
MS Chesterfield, L.P.	Indiana
MS Currituck, L.P.	Indiana
MS Danville, L.P.	Indiana
MS Highland, L.P.	Indiana
MS Kokomo, L.P.	Indiana
MS Lexington, L.P.	Indiana
MS Mishawaka, L.P.	Indiana
MS Springfield, L.P.	Indiana
MS Stafford, L.P.	Indiana
MS Wabash, L.P.	Indiana
MS Westfield, L.P.	Indiana
MSH CA Master GP, LLC	Delaware
MSH Operating, LLC	Delaware
MSH/Bellevue Operating, LLC	Delaware
MSH/Cohasset Operating, LLC	Delaware
MSH/Decatur Operating, LLC	Delaware
MSH/Glen Cove Operating, LLC	Delaware
MSH/Hunter Mill Operating, LLC	Delaware
MSH/Malvern Operating, LLC	Delaware
MSH/Oakland Hills Operating, L.P.	California
MSH/Paramus Operating, LLC	Delaware
MSH/Walnut Creek Operating, LLC	Delaware
MSH/Wayland Operating, LLC	Delaware
MSH/West Essex Operating, LLC	Delaware
MSH/Whitemarsh Operating, LLC	Delaware
Murrieta Healthcare Investors, LLC	Delaware
Murrieta Healthcare Properties, LLC	Delaware
Newcross Ltd	Island of Jersey
Newtown Square Senior Living, L.L.C.	Delaware
NNA Akron Property, LLC	Delaware
North Cape Convalescent Center Associates, L.P.	Pennsylvania
North Pointe Tenant, LLC	Delaware
Northwest Total Care Center Associates L.P.	New Jersey
Nursing and Retirement Center of the Andovers, Inc.	Massachusetts
Oakland Care Centre Limited	United Kingdom
Ogilvie Facility Inc.	Ontario
One Veronica Drive Danvers LLC	Delaware
Oshawa Facility Inc.	Ontario
Ottershaw Property Holdings S.a.r.l.	Luxembourg
Overland Park Tenant, LLC	Delaware
Paramount Real Estate Services, Inc.	Delaware
Parkland Commons Subtenant, LLC	Delaware
Parthenon Property Holdings, LLC	Delaware
Pearland Shadow Creek Investors, LLC	Delaware
Pelican Marsh Subtenant, LLC	Delaware
Pelican Point Subtenant, LLC	Delaware
Pendleton Physicians, LLC	Delaware
Petoskey I, LLC	Delaware
Petoskey II, LLC	Delaware
Philadelphia Avenue Associates	Pennsylvania
Philadelphia Avenue Corporation	Pennsylvania
Pleasant View Retirement Limited Liability Company	Delaware
Plymouth I, LLC	Delaware
Pompton Associates, L.P.	New Jersey
Pompton Care, L.L.C.	New Jersey
Portsmouth Facility Inc.	Ontario
Prescott Nursing Home, Inc.	Massachusetts
Providence Health Care, Inc.	Delaware
PVL Landlord - BC, LLC	Delaware
PVL Landlord - Hattiesburg, LLC	Delaware
PVL Landlord - STL Hills, LLC	Delaware
PVL Landlord - Webster, LLC	Delaware
Queensbury Operations, Inc.	Virginia
Queensbury Tenant, LLC	Delaware
Queenswood Facility Inc.	Ontario
Raleigh Manor Limited Partnership	West Virginia
Redmond Partners, LLC	Delaware
Regal Lifestyle (Birkdale) Inc.	Ontario
Regal Lifestyle (Chatham) Inc.	Ontario
Regal Lifestyle (Grand Wood) Inc.	Ontario
Regal Lifestyle (Lynwood) Inc.	Ontario
Regal Lifestyle (Port Perry) Inc.	Ontario
Renoir Facility Inc.	Ontario
Residence l'Ermitage Inc.	Quebec
Residence Notre-Dame (Victoriaville) Inc.	Quebec
Rest Haven Nursing Home, Inc.	West Virginia
Restful Homes (Birmingham) Limited	United Kingdom
Restful Homes (Milton Keynes) Ltd.	United Kingdom
Restful Homes (Tile Cross) Ltd.	United Kingdom
Restful Homes (Warwickshire) Ltd.	United Kingdom
Restful Homes Developments Ltd.	United Kingdom
Restful Homes I Holding Company Ltd.	Island of Jersey
Ridgmar Tenant, LLC	Delaware
River Street Associates	Pennsylvania
Riverbend Facility Inc.	Ontario
Rose View Manor, Inc.	Pennsylvania
Roseville Properties Limited	United Kingdom
Ross Place Retirement Residence Inc. / Residence Pour Retraites Ross Place Inc.	British Columbia
Roswell Tenant, LLC	Delaware
RRR SAS Facilities Inc.	Ontario
RSF REIT V GP, L.L.C.	Texas
RSF REIT V SP GP, L.L.C.	Texas
RSF REIT V SP, L.L.C.	Delaware
RSF REIT V, LLC	Maryland
RSF SP Alamance V, L.P.	Texas
RSF SP Canton V, L.P.	Texas
RSF SP Chapel Hill V L.P.	Texas
RSF SP Franklin V L.P.	Texas
RSF SP Guilford V, LP	Texas
RSF SP Harnett V, L.P.	Texas
RSF SP Liberty Ridge V L.P.	Texas
RSF SP Lillington AL V, L.P.	Texas
RSF SP Meadowview V L.P.	Texas
RSF SP Mitchell V L.P.	Texas
RSF SP Oakwood V, L.P.	Texas
RSF SP Scranton AL V, L.P.	Texas
RSF SP Scranton V, L.P.	Texas
RSF SP Smithfield V L.P.	Texas
RSF SP Stroudsburg V, L.P.	Texas
RSF SP Wilmington V L.P.	Texas
RSF SP Wrightsville V L.P.	Texas
RVNR, Inc.	Delaware
S&R Property SPE, LLC	Delaware
Saints Investments Limited	United Kingdom
Santa Monica AL, LLC	Delaware
Santa Monica Assisted Living Owner, LLC	Delaware
Santa Monica GP, LLC	Delaware
Sarah Brayton General Partnership	Massachusetts
Schuylkill Nursing Homes, Inc.	Pennsylvania
Scranton AL Investors, LLC	Virginia
Scranton Health Investors, LLC	Virginia
SENIOR LIVING MEZZ B, LLC	Delaware
SENIOR LIVING MEZZ C, LLC	Delaware
SENIOR LIVING MEZZ D, LLC	Delaware
SENIOR LIVING MEZZ E, LLC	Delaware
Senior Living Ventures, Inc.	Pennsylvania
Senior Star Investments I, LLC	Delaware
Senior Star Investments Kenwood, LLC	Delaware
Senior Star Kenwood Holdco, LLC	Delaware
Senior Star Tenant Kenwood, LLC	Delaware
Senior Star Tenant, LLC	Delaware
Senior Star Wexford Tenant, LLC	Delaware
Seniors Housing Investment III REIT Inc.	Maryland
Shawnee Mission Investors II, LLC	Delaware
Shawnee Mission Investors, LLC	Delaware
Shelbourne Senior Living Limited	United Kingdom
SHP-ARC II, LLC	Delaware
Signature Devco 1 Property Holdings S.a.rl.	Luxembourg
Signature Senior Landlord, LLC	Delaware
Silverado Senior Living Calabasas, Inc.	California
Silverado Senior Living Salt Lake City, Inc.	Delaware
Silverado Senior Living Scottsdale, Inc.	Delaware
Silverado Senior Living Tustin, Inc.	California
Silverado Senior Living, Inc.	California
Silvermere Ltd	Island of Jersey
Simi Valley CA Senior Living Owner, LLC	Delaware
SIPL Aurora Propco S.a.r.l.	Luxembourg
SIPL Finco S.a.r.l	Luxembourg
SIPL Finco TRS S.a.r.l.	Luxembourg
SIPL Hancock Propco S.a.r.l	Luxembourg
SIPL Holdco S.a.r.l	Luxembourg
SIPL Investments S.a.r.l	Luxembourg
SIPL Marlow S.a.r.l.	Luxembourg
SIPL Partner 1 S.a.r.l	Luxembourg
SIPL Partner 10 S.a.r.l	Luxembourg
SIPL Partner 11 S.a.r.l	Luxembourg
SIPL Partner 2 S.a.r.l	Luxembourg
SIPL Partner 3 S.a.r.l	Luxembourg
SIPL Partner 4 S.a.r.l	Luxembourg
SIPL Partner 5 S.a.r.l	Luxembourg
SIPL Partner 6 S.a.r.l	Luxembourg
SIPL Partner 7 S.a.r.l	Luxembourg
SIPL Partner 8 S.a.r.l	Luxembourg
SIPL Partner 9 S.a.r.l	Luxembourg
SIPL Saints Propco S.a.r.l	Luxembourg
SIPL Sunrise Propco S.a.r.l	Luxembourg
Solomont Family Fall River Venture, Inc.	Massachusetts
Somerset Ridge General Partnership	Massachusetts
South Valley Medical Building L.L.C.	Minnesota
South Valley Venture, LLC	Minnesota
Southern Ocean GP, LLC	New Jersey
SP Green Ridge, LLC	Virginia
SP Harnett, LLC	Virginia
SP Lillington, LLC	Virginia
SP Virginia Beach, LLC	Virginia
SP Whitestone, LLC	Virginia
Spencer House Ltd	Island of Jersey
SR-73 and Lakeside Ave LLC	Delaware
SSL Aspen Park SPE LLC	Delaware
SSL Landlord, LLC	Delaware
SSL Sponsor, LLC	Delaware
SSL Tenant, LLC	Delaware
St. Anthony Physicians, LLC	Delaware
St. Clare Physicians II, LLC	Delaware
St. Clare Physicians, LLC	Delaware
St. Joseph Physicians, LLC	Delaware
St. Paul Healthcare Investors, LLC	Delaware
Stafford Associates of N.J., L.P.	New Jersey
Stafford Care Home Ltd	Island of Jersey
Stafford Convalescent Center, Inc.	Delaware
Stamford Physicians, LLC	Delaware
Sterling Investment Partners Ltd	Island of Jersey
Stittsville Facility Inc.	Ontario
Stroudsburg Health Investors, LLC	Virginia
Subtenant 10225 Cypresswood Drive, LLC	Delaware
Subtenant 1118 N. Stoneman Avenue, LLC	Delaware
Subtenant 11330 Farrah Lane, LLC	Delaware
Subtenant 1221 Seventh Street, LLC	Delaware
Subtenant 125 W. Sierra Madre Avenue, LLC	Delaware
Subtenant 1301 Ralston Avenue, LLC	Delaware
Subtenant 1430 East 4500 South, LLC	Delaware
Subtenant 1500 Borden Road, LLC	Delaware
Subtenant 1936 Brookdale Road, LLC	Delaware
Subtenant 22955 Eastex Freeway, LLC	Delaware
Subtenant 240 E. Third Street, LLC	Delaware
Subtenant 25100 Calabasas Road, LLC	Delaware
Subtenant 30311 Camino Capistrano, LLC	Delaware
Subtenant 330 North Hayworth Avenue, LLC	Delaware
Subtenant 335 Saxony Road, LLC	Delaware
Subtenant 350 W. Bay Street, LLC	Delaware
Subtenant 3611 Dickason Avenue, LLC	Delaware
Subtenant 514 N. Prospect Avenue, LLC	Delaware
Subtenant 5521 Village Creek Drive, LLC	Delaware
Subtenant 7950 Baybranch Drive, LLC	Delaware
Subtenant 8855 West Valley Ranch Parkway, LLC	Delaware
Subtenant 9410 E. Thunderbird, LLC	Delaware
Sun City Center Subtenant, LLC	Delaware
Sun City West Tenant, LLC	Delaware
Sun IV LLC	Delaware
Sunrise at Gardner Park Limited Partnership	Massachusetts
Sunrise Basking Ridge Assisted Living, L.L.C.	New Jersey
Sunrise Belmont Assisted Living, L.L.C.	California
Sunrise Bethesda (SL-AU), LLC	Delaware
Sunrise Bethesda (SL-HCU), LLC	Delaware
Sunrise Bloomfield South MI Senior Living, LLC	Delaware
Sunrise Bothell Senior Living, LLC	Delaware
Sunrise Buckhead GA Senior Living, LLC	Delaware
Sunrise Burlington Senior Living, LLC	Delaware
Sunrise Chesterfield Assisted Living, L.L.C.	Missouri
Sunrise Connecticut Avenue Assisted Living Owner, L.L.C.	Virginia
Sunrise Edison Owner, LLC	Delaware
Sunrise Edmonds Senior Living, LLC	Delaware
Sunrise Fairfax Assisted Living, L.L.C.	Virginia
Sunrise First Euro Properties GP Limited	Island of Jersey
Sunrise First Euro Properties LP	Island of Jersey
Sunrise Flossmoor Assisted Living, L.L.C.	Illinois
Sunrise Gahanna Assisted Living, L.L.C.	Ohio
Sunrise Gardner Park GP, Inc.	Massachusetts
Sunrise HBLR, LLC	Delaware
Sunrise Highland Park Senior Living, L.L.C.	Illinois
Sunrise Home Help Services Limited	United Kingdom
Sunrise Johns Creek GA Senior Living, LLC	Georgia
Sunrise Kennebunk ME Senior Living, LLC	Delaware
Sunrise Lafayette Hills Assisted Living, L.P.	Pennsylvania
Sunrise Lafayette Hills Senior Living GP, LLC	Delaware
Sunrise Louisville KY Senior Living, LLC	Kentucky
Sunrise Lower Makefield PA Senior Living, LP	Delaware
Sunrise Lynnfield Senior Living, LLC	Delaware
Sunrise Marlboro Assisted Living, L.L.C.	New Jersey
SUNRISE MEZZ A, LLC	Delaware
SUNRISE MEZZ B, LLC	Delaware
SUNRISE MEZZ C, LLC	Delaware
SUNRISE MEZZ D, LLC	Delaware
SUNRISE MEZZ E, LLC	Delaware
Sunrise Monterey Senior Living, LP	Delaware
Sunrise Monterey, LLC	Delaware
Sunrise North Naperville Assisted Living, L.L.C.	Illinois
Sunrise Northgate Senior Living, LLC	Delaware
Sunrise NY Tenant, LLC	Delaware
Sunrise Oakland Assisted Living Limited Partnership	California
Sunrise of Beaconsfield G.P. Inc.	New Brunswick
Sunrise of Beaconsfield, LP	Ontario
Sunrise of Blainville G.P. Inc.	New Brunswick
Sunrise of Blainville, LP	Ontario
Sunrise of Dollard des Ormeaux G.P. Inc.	New Brunswick
Sunrise of Dollard des Ormeaux, LP	Ontario
Sunrise Operations Bagshot II Limited	United Kingdom
Sunrise Operations Banstead Limited	United Kingdom
Sunrise Operations Bassett Limited	United Kingdom
Sunrise Operations Beaconsfield Limited	United Kingdom
Sunrise Operations Bramhall II Limited	United Kingdom
Sunrise Operations Cardiff Limited	United Kingdom
Sunrise Operations Chorleywood Limited	United Kingdom
Sunrise Operations Eastbourne Limited	United Kingdom
Sunrise Operations Edgbaston Limited	United Kingdom
Sunrise Operations Elstree Limited	United Kingdom
Sunrise Operations Esher Limited	United Kingdom
Sunrise Operations Fleet Limited	United Kingdom
Sunrise Operations Guildford Limited	United Kingdom
Sunrise Operations Hale Barns Limited	United Kingdom
Sunrise Operations Knowle Limited	United Kingdom
Sunrise Operations Mobberley Limited	United Kingdom
Sunrise Operations Purley Limited	United Kingdom
Sunrise Operations Sevenoaks Limited	United Kingdom
Sunrise Operations Solihull Limited	United Kingdom
Sunrise Operations Sonning Limited	United Kingdom
Sunrise Operations Southbourne Ltd.	United Kingdom
Sunrise Operations Tettenhall Ltd.	United Kingdom
Sunrise Operations UK Limited	United Kingdom
Sunrise Operations V.W. Limited	United Kingdom
Sunrise Operations Westbourne Limited	United Kingdom
Sunrise Operations Weybridge Limited	United Kingdom
Sunrise Operations Winchester Limited	United Kingdom
Sunrise Paoli Assisted Living, L.P.	Pennsylvania
Sunrise Paoli Senior Living GP, LLC	Delaware
Sunrise Randolph Senior Living, L.L.C.	Delaware
Sunrise Senior Living International Limited Partnership	Island of Jersey
Sunrise Senior Living Investments, LLC	Virginia
Sunrise Senior Living Jersey Limited	Island of Jersey
Sunrise Third (Pool I) GP, LLC	Delaware
Sunrise Third (Pool I), LLC	Delaware
Sunrise Third (Pool I), LP	California
Sunrise Third (Pool II), LLC	Delaware
Sunrise Third (Pool III) GP, LLC	Delaware
Sunrise Third (Pool III), LLC	Delaware
Sunrise Third (Pool III), LP	California
Sunrise Third (Pool IV) GP, LLC	Delaware
Sunrise Third (Pool IV), LLC	Delaware
Sunrise Third (Pool IV), LP	California
Sunrise Third (Pool V), LLC	Delaware
Sunrise Third Alta Loma SL, LP	California
Sunrise Third Claremont SL, LP	California
Sunrise Third Crystal Lake SL, LLC	Illinois
Sunrise Third Dix Hills SL, LLC	New York
Sunrise Third East Setauket SL, LLC	New York
Sunrise Third Edgewater SL, LLC	New Jersey
Sunrise Third Gurnee SL, LLC	Illinois
Sunrise Third Holbrook SL, LLC	New York
Sunrise Third Lincroft SL, LLC	New Jersey
Sunrise Third Plainview SL, LLC	New York
Sunrise Third Roseville SL, LLC	Minnesota
Sunrise Third Schaumburg SL, LLC	Illinois
Sunrise Third Senior Living Holdings, LLC	Delaware
Sunrise Third Tustin SL, LP	California
Sunrise Third University Park SL, LLC	Colorado
Sunrise Third West Babylon SL, LLC	New York
Sunrise Third West Bloomfield SL, LLC	Michigan
Sunrise Village House LLC	Maryland
Sunrise Wake County NC Senior Living, LLC	North Carolina
Sunrise Webb Gin GA Senior Living, LLC	Delaware
Sunrise Weston Assisted Living, Limited Partnership	Massachusetts
Sunrise Yonkers SL, LLC	New York
Sunrise Yonkers/Upper St. Clair Holdings, LLC	Delaware
Sunvest Upper St. Clair MTE, LLC	Delaware
SV Yonkers, LLC	Delaware
SZR Beaconsfield Inc.	New Brunswick
SZR Blainville, Inc.	New Brunswick
SZR Dollard des Ormeaux, Inc.	New Brunswick
Tacoma Healthcare Investors, LLC	Delaware
Tampa Bay Subtenant, LLC	Delaware
Tanglewood Tenant, LLC	Delaware
Teays Valley Haven Limited Partnership	West Virginia
Terrace Gardens Retirement Facility Inc.	Ontario
The Apple Valley Limited Partnership	Massachusetts
The Apple Valley Partnership Holding Company, Inc.	Pennsylvania
The Commons at Abacoa Condominium Association, Inc.	Florida
The Courtyards Subtenant, LLC	Delaware
The Green (Solihull) Management Company Limited	United Kingdom
The House of Campbell, Inc.	West Virginia
The Multicare Companies, Inc.	Delaware
The Renaissance Resort Retirement Living Inc. / Complexe de Residence Renaissance Inc.	Canada
The Sarah Brayton Partnership Holding Company, Inc.	Delaware
The Somerset Partnership Holding Company, Inc.	Massachusetts
The Straus Group-Hopkins House, L.P.	New Jersey
The Straus Group-Old Bridge, L.P.	New Jersey
The Straus Group-Quakertown Manor, L.P.	New Jersey
The Straus Group-Ridgewood, L.P.	New Jersey
Trafalgar Facility Inc.	Ontario
Trent House Ltd	Island of Jersey
Trident Holding Company, LLC	Delaware
TV Arlington Tenant, LLC	Delaware
Upper St. Clair Senior Living, L.L.C.	Delaware
Valleyview Drive S.W. Property Inc.	British Columbia
Vankleek Facility Inc.	Ontario
Ventana Canyon Tenant, LLC	Delaware
Villa Chicoutimi Inc.	Quebec
Villa de l'Estrie Inc.	Quebec
Villa du Saguenay Inc.	Quebec
Villa Jonquiere Inc.	Quebec
Villa Rive-Sud Inc.	Quebec
Villas Realty & Investments, Inc.	Pennsylvania
Virginia Beach Health Investors, LLC	Virginia
Voorhees Healthcare Properties, LLC	Delaware
Voorhees Physicians, LLC	Delaware
Wake County NC Senior Living Owner, LLC	Delaware
Waldorf Property, LLC	Maryland
Wallingford Associates of Connecticut, L.P.	Delaware
Warrior LP Holdco, LLC	Delaware
Warwick Associates of Rhode Island, L.P.	Delaware
Waterstone I, LLC	Delaware
Wausau Healthcare Investors, LLC	Delaware
Wellesley Washington Street Housing I LLC	Delaware
Wellingborough House Ltd	Island of Jersey
Welltower Charitable Foundation	Delaware
Welltower Tennessee Properties, LLC	Delaware
Welltower TRS Holdco LLC	Delaware
West Boynton Investors, LLLP	Florida
Westford Littleton Road I LLC	Delaware
Westford Nursing and Retirement Center Limited Partnership	Massachusetts
Westford Nursing and Retirement Center, Inc.	Massachusetts
Westminster Junction Venture, LLC	Minnesota
White Lake I, LLC	Delaware
White Oak Assisted Living L.L.C.	Delaware
Willow Manor Nursing Home, Inc.	Massachusetts
Willowbrook Properties Holdco Ltd	Island of Jersey
Wilmington Assisted Living, L.L.C.	Delaware
Windrose 310 Properties, L.L.C.	Tennessee
Windrose Aberdeen I Properties, L.L.C.	Florida
Windrose Aberdeen II Properties, L.L.C.	Delaware
Windrose Atrium Properties, L.L.C.	Delaware
Windrose AWPC II Properties, LLC	Delaware
Windrose AZ-Tempe Properties, LLC	Delaware
Windrose Bartlett Properties, LLC	Delaware
Windrose Biltmore Properties, L.L.C.	Virginia
Windrose Central Medical II Properties, L.L.C.	Virginia
Windrose Central Medical III Properties, L.L.C.	Virginia
Windrose Central Medical Properties, L.L.C.	Delaware
Windrose Claremore Properties, LLC	Delaware
Windrose Congress I Properties, L.P.	Delaware
Windrose Congress II Properties, L.P.	Delaware
Windrose Coral Springs Properties, L.L.C.	Virginia
Windrose Cottonwood Properties, LLC	Delaware
Windrose Denton Properties, LLC	Delaware
Windrose East Valley Properties, LLC	Delaware
Windrose Fayetteville Properties, L.L.C.	Delaware
Windrose Frisco I Properties, LLC	Delaware
Windrose Frisco II Properties, LLC	Delaware
Windrose Glendale Properties, LLC	Delaware
Windrose Lafayette Properties, L.L.C.	Delaware
Windrose Lake Mead Properties, L.L.C.	Virginia
Windrose Lakewood Properties, L.L.C.	Virginia
Windrose Las Vegas Properties, LLC	Delaware
Windrose Los Alamitos Properties, LLC	Delaware
Windrose Los Gatos Properties, L.L.C.	Virginia
Windrose Medical Properties Management, L.L.C.	Virginia
Windrose Medical Properties, L.P.	Virginia
Windrose Mount Vernon Properties, L.L.C.	Virginia
Windrose Niagara Falls Properties, LLC	Delaware
Windrose Northside Properties, Ltd.	Florida
Windrose Northwest Professional Plaza Properties, LLC	Delaware
Windrose Orange Centre Properties, L.L.C.	Delaware
Windrose Orange Properties, L.L.C.	Delaware
Windrose Palm Court Properties, L.L.C.	Virginia
Windrose Palmer Properties, LLC	Delaware
Windrose Palms West III Properties, Ltd.	Florida
Windrose Palms West IV Properties, Ltd.	Florida
Windrose Palms West V Properties, Ltd.	Florida
Windrose Park Medical Properties, L.L.C.	Virginia
Windrose Partell Medical Center, L.L.C.	Virginia
Windrose Physicians Plaza Properties, LLC	Delaware
Windrose Princeton Properties, L.L.C.	Delaware
Windrose Santa Anita Properties, L.L.C.	Delaware
Windrose Sierra Properties, Ltd.	Florida
Windrose Southlake Properties, LLC	Delaware
Windrose Southpointe Properties, L.L.C.	Delaware
Windrose Southside Properties, Ltd.	Florida
Windrose SPE Mount Vernon Properties, Inc.	Georgia
Windrose St. Louis I Properties, LLC	Delaware
Windrose St. Mary's Medical Professional Building, L.L.C.	Virginia
Windrose TSM I Properties, LLC	Delaware
Windrose Tucson Properties, LLC	Delaware
Windrose Tulsa Properties, L.L.C.	Delaware
Windrose Webster Properties, L.P.	Delaware
Windrose Wellington Properties, LLC	Delaware
Windrose Wellington Properties, Ltd.	Florida
Windrose West Boca Properties, Ltd.	Florida
Windrose West Seneca Properties, LLC	Delaware
Windrose West Tower Properties, Ltd.	Florida
Windrose WPC Jupiter Properties, LLC	Delaware
Windrose WPC Properties, L.P.	Delaware
Windrose Yorkville Properties, L.L.C.	Virginia
WMP AWPC II Management, LLC	Delaware
WMP Boynton Beach Management, LLC	Delaware
WMP Cottonwood Management, LLC	Delaware
WMP East Valley Management, LLC	Delaware
WMP Niagara Falls Management, LLC	Delaware
WMP Northwest Professional Plaza Management, LLC	Delaware
WMP Physicians Plaza Management, LLC	Delaware
WMP Southlake Management, LLC	Delaware
WMP TSM I Management, LLC	Delaware
WMP Wellington Management, LLC	Delaware
WMP West Seneca Management, LLC	Delaware
WMPT Aberdeen I Management, L.L.C.	Delaware
WMPT Aberdeen II Management, L.L.C.	Delaware
WMPT Atrium Management, L.L.C.	Delaware
WMPT AZ-Tempe Management, LLC	Delaware
WMPT Bartlett Management, LLC	Delaware
WMPT Bellaire HP Properties, L.L.C.	Virginia
WMPT Bellaire L.P.	Virginia
WMPT Bellaire POB Properties, L.L.C.	Virginia
WMPT Bellaire Properties, L.L.C.	Virginia
WMPT Boynton West Management, LLC	Delaware
WMPT Claremore Management, LLC	Delaware
WMPT Congress I Management, L.L.C.	Delaware
WMPT Congress II Management, L.L.C.	Delaware
WMPT Frisco I Management, LLC	Delaware
WMPT Frisco II Management, LLC	Delaware
WMPT Glendale Management, LLC	Delaware
WMPT Lafayette Management, L.L.C.	Delaware
WMPT Las Vegas Management, LLC	Delaware
WMPT Los Alamitos Management, LLC	Delaware
WMPT Northside Management, L.L.C.	Delaware
WMPT Orange Centre Management, L.L.C.	Delaware
WMPT Palmer Management, LLC	Delaware
WMPT Palms West III Management, L.L.C.	Delaware
WMPT Palms West IV Management, L.L.C.	Delaware
WMPT Palms West V Management, L.L.C.	Delaware
WMPT Pearland II Properties, L.L.C.	Virginia
WMPT Pearland II, L.P.	Virginia
WMPT Pearland Properties, L.L.C.	Virginia
WMPT Pearland, L.P.	Virginia
WMPT Princeton Management, L.L.C.	Delaware
WMPT Sacramento Properties, L.L.C.	Virginia
WMPT Sacramento, L.P.	Virginia
WMPT Santa Anita Management, L.L.C.	Delaware
WMPT Sierra Management, L.L.C.	Delaware
WMPT Southpointe Management, L.L.C.	Delaware
WMPT Southside Management, L.L.C.	Delaware
WMPT St. Louis I Management, LLC	Delaware
WMPT Stone Oak Properties, L.L.C.	Virginia
WMPT Stone Oak, L.P.	Virginia
WMPT Tomball Properties, L.L.C.	Virginia
WMPT Tomball, L.P.	Virginia
WMPT Tucson Management, LLC	Delaware
WMPT Tulsa Management, L.L.C.	Delaware
WMPT Webster Management, L.L.C.	Delaware
WMPT Wellington Management, L.L.C.	Delaware
WMPT West Boca Management, L.L.C.	Delaware
WMPT West Tower Management, L.L.C.	Delaware
WMPT WPC Jupiter Management, LLC	Delaware
WMPT WPC Management, L.L.C.	Delaware
WTP Healthcare Properties, LLC	Delaware
Wyncote Healthcare Corp.	Pennsylvania